                            Registration No. 33-82060

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      Post-Effective Amendment No. 4
                                       to
                                    Form S-6

                      FOR REGISTRATION UNDER THE SECURITIES
                          ACT OF 1933 OF SECURITIES OF
                        UNIT INVESTMENT TRUSTS REGISTERED
                                 ON FORM N-8B-2


A.       Exact name of Trust:        MML Bay State Variable Life Separate
                                     Account I

B.       Name of Depositor:          MML Bay State Life Insurance Company

C.       Complete address of         1295 State Street
         Depositor's principal       Springfield, MA  01111
         executive offices:

D.       Name and address of                Ann Lomeli
         Agent for Service                  Corporate Secretary
         of Process:                        1295 State Street
                                            Springfield, MA 01111

It is proposed that this filing will become effective (check appropriate box)

                 immediately upon filing pursuant to paragraph (b) of Rule 485.
         --------

                 on May 1, 1999              pursuant to paragraph (b) of Rule
            X    485.
         --------
                 60 days after filing pursuant to paragraph (a)(1) of Rule 485
         --------
                 on        pursuant to paragraph (a)(1) of Rule 485.
         --------  -------
                 this post effective amendment designates a new effective
                 date for a previously filed post effective amendment. Such effective date shall be _____________.
         --------

E.   Title of Securities being registered:  Flexible Premium Variable Whole Life
                                            Insurance Policies

F.   Approximate date of proposed           As soon as practicable after the
     public offering:                       effective date of this Registration
                                            Statement.

                        CROSS REFERENCE TO ITEMS REQUIRED
                                 BY FORM N-8B-2

Item No. of
Form N-8B-2       Caption

      1           Cover Page; The Separate Account.
      2           Cover Page.
      3           Cover Page.
      4           Sales and Other Agreements.
      5           The Separate Account.
      6           Not Applicable.
      7           Not Applicable.
      8           Appendix F. Financial Statement.
      9           Legal Proceedings.
      10          Detailed Description of Policy Features; Investment Options;
                  Other Policy Information.
      11          Investment Options.
      12          Investment Options; Sales and Other Agreements.
      13          Introduction; Detailed Description of Policy Features.
      14          Detailed description of Policy Features.
      15          Premiums; Exhibit 99.A.11.
      16          Introduction; The Separate Account.
      17          Detailed description of Policy Features; Exhibit 99.A.11.
      18          The Separate Account.
      19          Other Information.
      20          Not Applicable.
      21          Policy Loan Privilege.
      22          Not Applicable.
      23          Bonding Arrangement.
      24          Detailed Description of Policy Features; Other Information;
                  Investment Options.
      25          Other Information.
      26          Other Information; The Investment Options.
      27          Other Information.
      28          Appendix E:  Directors and Executive Officers.
      29          Other Information.
      30          Other Information.

                        CROSS REFERENCE TO ITEMS REQUIRED
                                 BY FORM N-8B-2

Item No. of
Form N-8B-2       Caption
      31          Not Applicable.
      32          Not Applicable.
      33          Not Applicable.
      34          Not Applicable.
      35          Sales and Other Agreements.
      36          Not Applicable.
      37          Not Applicable.
      38          Sales and Other Agreements.
      39          Sales and Other Agreements.
      40          Sales and Other Agreements.
      41          Sales and Other Agreements.
      42          Not Applicable.
      43          Sales and Other Agreements.
      44          The Separate Account.
      45          Not Applicable.
      46          Account Value and Net Surrender Value; The Separate Account.
      47          The Separate Account.
      48          Not Applicable.
      49          Not Applicable.
      50          Not Applicable.
      51          Detailed Description of Policy Features; Other Policy
                  Information.
      52          Investment Options.
      53          Federal Income Tax Considerations.
      54          Not Applicable.
      55          Not Applicable.
      56          Not Applicable.
      57          Not Applicable.
      58          Not Applicable.
      59          Appendix F.

Flexible Premium Variable Whole Life
Insurance Policies*

Issued by MML Bay State Life Insurance Company

This Prospectus describes a life insurance policy (the "Policy") offered by MML Bay State Life Insurance Company ("MML Bay State"). While the Policy is in force, it provides lifetime insurance protection on the Insured named in the Policy. It pays a Death Benefit at the death of the Insured.

In this Prospectus, "you" and "your" refer to the Owner of the Policy. "We," "us," and "our" refer to MML Bay State. "MassMutual" refers to Massachusetts Mutual Life Insurance Company. MML Bay State is a wholly owned subsidiary of MassMutual.

The Policy provides premium payment and Death Benefit flexibility. It permits you to vary the frequency and amount of premium payments and to increase or decrease the Death Benefit. This flexibility allows you to meet changing insurance needs under a single insurance policy.

You may allocate Net Premiums and Account Value among the investment funds (Divisions of the Separate Account) offered under this Policy and a Guaranteed Principal Account (the "GPA"). Currently, the following funds are available under this Policy.


         MML Trust                     Oppenheimer Trust
         ---------                     -----------------

         MML Equity Fund               Oppenheimer Aggressive Growth Fund/VA
         MML Managed Bond Fund         Oppenheimer Global Securities Fund/VA
         MML Money Market Fund         Oppenheimer Capital Appreciation Fund/VA
         MML Blend Fund                Oppenheimer Strategic Bond Fund/VA



You bear the investment risk of any Account Value allocated to the investment funds. The Death Benefit may vary, and the Cash Surrender Value will vary, depending on the investment performance of the funds.

This Policy is not a deposit or obligation of, or guaranteed or endorsed by, any financial institution. It is not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other federal agency. It is also subject to investment risks including loss of the principal amount invested.

We service the Policy at our Principal Administrative Office located at 1295 State Street, Springfield, Massachusetts 01111-0001. Our telephone number is
(413) 788-8411. Our Home Office is located in Hartford, Connecticut.

This Policy provides insurance protection. It is not a way to invest in mutual funds. Replacing an existing life insurance policy with this Policy may not be to your advantage.

Please read this prospectus and keep it for further reference.

Neither the United States Securities and Exchange Commission nor any state securities commission has approved this Prospectus or determined that it is accurate or complete. Any representation to the contrary is a criminal offense. This Prospectus is valid only when accompanied by the prospectuses for the investment funds. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that is filed with the Commission.

This Prospectus is not an offer to sell the Policy in any jurisdiction where it is illegal to offer the Policy or to anyone to whom it is illegal to offer the Policy.

                             EFFECTIVE MAY 1, 1999
                             ---------------------

 *Title may vary in some jurisdictions.

Table of Contents


I.   INTRODUCTION ...............................3

II.  DETAILED DESCRIPTION OF
      POLICY FEATURES
      Purchasing the Policy .....................6
      Death Benefit .............................6
      Premiums ..................................8
      Transfers .................................9
      Dollar Cost Averaging......................9
      Policy Termination and Reinstatement .....10
      Charges and Deductions ...................10
      Deductions from Premiums .................11
      Monthly Charges Against the
        Account Value ..........................11
      Daily Charges Against the
        Separate Account .......................11
      Surrender Charges ........................11
      Other Charges ............................12
      Special Circumstances.....................12
      Account Value and Net
        Surrender Value.........................12
      Policy Loan Privilege ....................14

III. INVESTMENT OPTIONS
      The Guaranteed Principal Account .........16
      The Separate Account .....................16
      The Funds ................................16
      Fund Profiles.............................17
      The Investment Advisers ..................18

IV.  OTHER POLICY INFORMATION
      When We Pay Proceeds .....................20
      Payment Options ..........................20
      Beneficiary ..............................21
      Assignment ...............................21
      Limits on Our Right to Challenge
        the Policy .............................21
      Error of Age or Gender....................21
      Suicide  .................................21
      Additional Benefits You Can Get
        by Rider ...............................22
      Sales and Other Agreements ...............23
      Compensation .............................23

V.   OTHER INFORMATION
      MML Bay State and MassMutual..............24
      Annual Reports............................24
      Federal Income Tax Considerations.........24
      Your Voting Rights........................26
      Reservation of Rights.....................26
      Service Agreement.........................27
      Bonding Arrangement.......................27
      Legal Proceedings.........................27
      Year 2000.................................27
      Experts...................................27

Appendix A
      Definition of Terms ......................28

Appendix B
      Examples of Death Benefit
        Option Changes .........................30

Appendix C
      Rates of Return...........................31

Appendix D
      Illustration of Death Benefits,
        Cash Surrender Values, and
        Accumulated Premiums ...................34

Appendix E
      Directors of MML Bay State ...............43
      Principal Officers .......................44

Appendix F

      Separate Account Financial
        Statements.............................F-1
      Financial Statements ...................FF-1

2 Table of Contents

I. Introduction

Please refer to Appendix A, Glossary for definitions of the terms contained in this Prospectus.

You should consult your Policy for more information about its terms and conditions, and for any state-specific variances that may apply to your Policy. These variations will depend on the "contract state" of your Policy; it is usually the state or other jurisdiction in which you live.

The Policy is a life insurance contract providing a Death Benefit, an Account Value, surrender rights, Policy loan privileges, and other features traditionally associated with life insurance.

There is no fixed schedule of premium payments. You may establish a schedule of premium payments ("Planned Premium Payments"), but if a Planned Premium Payment is not made the Policy will not necessarily terminate. If Planned Premium Payments are made they do not guarantee a Policy will remain in force. The Policy allows you to match premium payments to your income flows or other financial decisions.


You may increase or decrease the Death Benefit and change the Death Benefit Option under the Policy. Further, the Death Benefit may vary, and the Cash Surrender Value will vary, with the investment experience of the investment funds in which an Owner has Account Value. The GPA interest rate is declared and guaranteed each calendar year. This guaranteed calendar-year rate will not be less than 3%; it may be greater than 3%. We may credit an interest rate periodically that exceeds this guaranteed rate.

The following diagram summarizes how the Policy works.


                                              HOW THE POLICY WORKS
                                                 Premium Payment
                                                 ---------------
                                           We deduct a Premium Expense
                                            Charge from each Premium
                                                     Payment
                                          (graphic arrow to "Net Premium")

                                                   Net Premium
                                                   -----------
                                           We allocate the Net Premium
                                           and Account Value among the
                                            Divisions of the Separate
                                          Account and the GPA based on
                                         the percentages you have chosen
         Investment Earnings          (graphic arrow to "Account Value")              Account Value Charges
         -------------------                                                          ---------------------
   Each day we credit or debit the    ------------------------------------           Each month we deduct for
investment earnings or losses of the              Account Value                    administrative, mortality, and
  Divisions of the Separate Account               -------------                           rider expenses
less fund investment management fees      You determine how the Account
      and separate account fees           Value is allocated among the                   Owner Access to
                                          available investment options.                   Account Value
  We also credit interest on values    (graphic arrows to "Account Value                 ---------------
              in the GPA                Charges", "Owner Access to Account         You may access Account Values
(graphic arrow to "Account Value")      Value", "Death Benefit", and                through loans and withdrawals
                                        "Policy Surrender")
            Death Benefit              ------------------------------------
            -------------                                                                Policy Surrender
You have a choice of 2 Death Benefit                                                     ----------------
 Options. You can change the Option                                               In the first 15 years of coverage,
           at a later date                                                          if you surrender all of your
                                                                                 coverage or decrease your Selected
                                                                                 Face Amount, we deduct a Surrender
                                                                                  Charge from any amount we pay you.

                                                                  Introduction 3

All expense charges and deductions are described in Charges and Deductions in
Part II.

A summary of the product and separate account charges follows.

---------------------------------------------------------------------------------------------------------------------------
                                               CURRENT RATE                                 GUARANTEED RATE
---------------------------------------------------------------------------------------------------------------------------
  Premium Expense Charge         Policy Years 1-20: 4%, equal to 2% Sales         All Policy Years: 4%, equal to 2% Sales
                                 Charge plus 2% Premium Tax Charge                Charge plus 2% Premium Tax Charge
                                 Policy Years 21+:  0% of premium
---------------------------------------------------------------------------------------------------------------------------
  Administrative Charge          All Policy Years: $6 per month per Policy        All Policy Years: $9 per month per Policy
---------------------------------------------------------------------------------------------------------------------------
  Mortality Charges              A per thousand rate multiplied by the            For standard risks, the guaranteed cost
                                 amount at risk each month. The rate              of insurance rates are based on 1980
                                 varies by the gender, Issue Age, and             Commissioners Standard Ordinary (CSO)
                                 risk classification of the Insured, and          Mortality Tables.
                                 the Year of Coverage.
---------------------------------------------------------------------------------------------------------------------------
  Charge to Increase             $75 deducted from Account Value at time          $75 deducted from Account Value at time
  Selected Face Amount           of increase.                                     of increase.
---------------------------------------------------------------------------------------------------------------------------
  Charge to Change from          $0.00                                            $75 deducted from Account Value at time
  Death Benefit Option from                                                       of increase.
  1 to 2
---------------------------------------------------------------------------------------------------------------------------
  Mortality and Expense          All Policy Years: 0.55% on an annual             All Policy Years: 0.90% on an annual
  Risk Charge                    basis of daily net asset value of the            basis of daily net asset value of the
                                 Separate Account                                 Separate Account
---------------------------------------------------------------------------------------------------------------------------
  Investment Management                                          (See separate table on next page.)
  Fees and Other Expenses
---------------------------------------------------------------------------------------------------------------------------
  Loan Interest Rate             All Policy Years: 0.90% of loaned amount         All Policy Years: 2.0% of loaned amount
  Expense Charge
---------------------------------------------------------------------------------------------------------------------------
  Withdrawal Fee                 $25 (or 2% of amount withdrawn, if less)         $25 (or 2% of amount withdrawn, if less)
---------------------------------------------------------------------------------------------------------------------------
  Surrender Charges              Coverage Years 1-15: Administrative              Coverage Years 1-15: Administrative
                                 Surrender Charge (ASC) plus Sales Load           Surrender Charge (ASC) plus Sales Load
                                 Surrender Charge (SLSC). ASC equals $5           Surrender Charge (SLSC). ASC equals $5
                                 per $1,000 of Selected Face Amount for           per $1,000 of Selected Face Amount for
                                 Years 1-5, then grades to zero during            Years 1-5, then grades to zero during
                                 Years 6-10, and is zero thereafter.              Years 6-10, and is zero thereafter.
                                 During the first 10 Years of Coverage,           During the first 10 Years of Coverage,
                                 SLSC equals 26% of premium paid for the          SLSC equals 26% of premium paid for the
                                 coverage up to the Surrender Charge              coverage up to the Surrender Charge
                                 Band, and 4% of premium paid for the             Band, and 4% of premium paid for the
                                 coverage in excess of the Band up to             coverage in excess of the Band up to
                                 three times the Band. During the next 5          three times the Band. During the next 5
                                 Years of Coverage, these percentages are         Years of Coverage, these percentages are
                                 reduced, by factors set forth in the             reduced, by factors set forth in the
                                 policy, to zero by the end of the 15th           policy, to zero by the end of the 15th
                                 Year.                                            Year.
                                 Coverage Years 16+: $0                           Coverage Years 16+: $0
---------------------------------------------------------------------------------------------------------------------------



4   Introduction

                          INVESTMENT MANAGEMENT FEES
                              AND OTHER EXPENSES

 Total fund operating expenses expressed as a percentage of average net assets for the year ended December 31, 1998.

                                                                    Total Fund
                                  Management        Other            Operating
  Fund Name                         Fees           Expenses          Expenses
-------------------------------------------------------------------------------
MML Equity Fund                     0.37%            0.00%             0.37%
-------------------------------------------------------------------------------
MML Managed Bond Fund               0.45%            0.03%             0.48%
-------------------------------------------------------------------------------
MML Blend Fund                      0.37%            0.00%             0.37%
-------------------------------------------------------------------------------
MML Money Market Fund               0.46%            0.03%             0.49%
-------------------------------------------------------------------------------
Oppenheimer Capital
Appreciation Fund/VA+               0.72%            0.03%             0.75%
-------------------------------------------------------------------------------
Oppenheimer Aggressive Growth
Fund/VA++                           0.69%            0.02%             0.71%
-------------------------------------------------------------------------------
Oppenheimer Global Securities
Fund/VA                             0.68%            0.06%             0.74%
-------------------------------------------------------------------------------
Oppenheimer Strategic Bond
Fund/VA                             0.74%            0.06%             0.80%

-------------------------------------------------------------------------------

+The Oppenheimer Growth Division invests in the Oppenheimer Capital Appreciation Fund/VA. Prior to May 1, 1999, the Oppenheimer Capital Appreciation Fund/VA was called the Oppenheimer Growth Fund.

++The Oppenheimer Capital Appreciation Division invests in the Oppenheimer Aggressive Growth Fund/VA. Prior to May 1, 1998, the Oppenheimer Aggressive Growth Fund/VA was called the Oppenheimer Capital Appreciation Fund.



                                                                Introduction   5

II. Detailed Description of Policy Features

Purchasing the Policy

To purchase a Policy you must send a completed application to our Principal Administrative Office. The minimum Selected Face Amount of a Policy is currently $50,000. The Policy can be issued for an Insured between the ages of 0 and 80 inclusive. Before issuing a Policy, we will require evidence of insurability. This usually will require a medical examination.

We determine whether to accept or reject the application for the Policy and the Insured's risk classification. If we do not accept the application, we will refund any premium paid.

Coverage under the Policy becomes effective on the Issue Date of the Policy or, if later, the date the first premium is paid. See Premiums for more about the first premium. For the first premium to be paid, we must receive it in Good Order.

Unisex Policy. Policies generally are issued with values that vary based on the gender of the Insured. Policies issued in Massachusetts and Montana are "unisex"; that is, the policy values do not vary by the gender of the Insured. Policies issued as part of an employee benefit plan also may have policy values that do not vary by gender. References in the Prospectus to sex-distinct policy values are not applicable to unisex Policies. Upon request we will provide you illustrations showing the effect of unisex rates on premiums, Cash Surrender Values and Death Benefits.

Right to Return the Policy. Once you receive your Policy, you should review it carefully. If you are not satisfied with your Policy, you may cancel it within 10 days after you receive it, or 10 days after you receive a written notice of withdrawal right, or 45 days after signing Part 1 of your Application, whichever is latest. (This period of time may vary by state.)

To cancel the Policy, return it to us at our Principal Administrative Office, to the agent who sold the Policy, or to one of our agency offices. If you cancel your Policy, we will give you a refund.

In most states, this refund is the sum of:

(i)   any premium paid for the Policy; plus

(ii)  any interest credited to the Policy under the GPA; plus or minus

(iii) an amount reflecting the investment experience of the Divisions of the Separate Account under this Policy to the date we receive the Policy, minus

(iv)  any amounts withdrawn and any Policy Debt.

In other states, this refund is equal to any premium paid for the Policy, reduced by any amounts withdrawn and any Policy Debt.

Consult your Policy to determine which refund applies under your Policy. A few states have variations of these two refund types.

Death Benefit

While the Policy is in force, we will, upon receipt of due proof of the Insured's death, pay the Death Benefit to the named Beneficiary. Although we normally will pay the Death Benefit within seven days of receiving satisfactory proof of the Insured's death, we may delay payments under certain circumstances. All or part of the Death Benefit can be paid in cash or under one or more of the payment options described in the Policy.

Minimum Face Amount. In order to qualify as life insurance under Internal Revenue Code ("IRC") Section 7702, the Policy has a Minimum Face Amount. The Minimum Face Amount is equal to a percentage of the Account Value. The percentage depends on the gender (male, female, unisex), risk classification, and Attained Age of the Insured.

Death Benefit Options. The Death Benefit is the benefit provided under the Death Benefit Option in effect on the date of the Insured's death. This benefit is reduced by any outstanding



6   Detailed Description of Policy Features

Policy Debt and any unpaid Monthly Charges to the date of death.

You may choose one of two Death Benefit Options:

(a)   Option 1 (a level amount option) or

(b)   Option 2 (variable amount option).

You choose the Death Benefit Option in the application and you may change the option at a later date subject to certain restrictions described in Changes in Death Benefit Option.

The Death Benefit provided by Options 1 and 2 is as follows.

Option 1 - The benefit is the greater of:

(a)   the Selected Face Amount on the date of death; and

(b)   the Minimum Death Benefit on the date of death.

Option 2 - The benefit is the greater of:

(a)   the Selected Face Amount plus the Account Value on the date of death; and

(b)   the Minimum Face Amount on the date of death.

See Appendix B for examples of how changes in Account Value and the amount of premiums paid may affect the Death Benefit of a Policy.

Changes in Death Benefit Option. After the first Policy Year, you may change the Death Benefit Option by written request. The effective date of a change will be the Monthly Calculation Date on or next following the date we approve the change. A change in the Death Benefit Option will result in a change of the Policy Selected Face Amount. The Death Benefit under the new Death Benefit Option will be the same as the Death Benefit under the old Death Benefit Option at the time of the change.

A change from Option 1 to Option 2 will require evidence of insurability satisfactory to us. In addition, we may deduct a $75 charge from the Account Value on the effective date of the change; it will be deducted from the Division(s) and the GPA in proportion to the non-loaned values in each. (We currently do not make this charge, but we reserve the right to do so.)

You cannot change from Option 1 to Option 2:

1. if the Selected Face Amount would be reduced to less than $50,000 as a result of the change, or

2.    after the Insured reaches Attained Age 80.

When the Selected Face Amount changes as a result of a change in the Death Benefit Option, the Monthly Charges also will change. The change in Selected Face Amount also may change the charges for certain additional benefits. The change in Selected Face Amount will not change the Policy Surrender Charge.

For examples of Death Benefit Option changes and how they impact the contract, see Appendix B.

Changes in Selected Face Amount. You may request an increase or decrease in the Selected Face Amount by submitting a written request for a change of Selected Face Amount to our Principal Administrative Office. The Selected Face Amount change will be effective on the Monthly Calculation Date on or next following our acceptance of the request.

Increases in Selected Face Amount. You must provide us with a written application and evidence the Insured still is insurable to increase your Selected Face Amount. An increase may not be less than $15,000 You cannot increase the Selected Face Amount of the Policy after the Insured reaches Attained Age 80.

If you increase the Selected Face Amount, we will deduct a $75 charge from the Account Value on the effective date of the increase; it will be deducted from the Division(s) and the GPA in proportion to the non-loaned values in each.

If you increase the Selected Face Amount, the Mortality Charges will increase.

Decreases in Selected Face Amount. You may decrease the Selected Face Amount any time after the first Policy Year. You must send a written request to us. You cannot decrease the Selected Face Amount if the decrease would result in a Selected Face Amount of less than $50,000.

If you decrease the Selected Face Amount, a Surrender Charge may apply. We will deduct Surrender Charges from the Division(s) of the



                                      Detailed Description of Policy Features  7

Separate Account and from the GPA in proportion to the non-loaned values in each.

A decrease will reduce the Selected Face Amount in the following order:

(a)  the Selected Face Amount of the most recent increase

(b)  the Selected Face Amounts of the next most recent increases successively

(c)  the initial Selected Face Amount.

If you decrease the Selected Face Amount, the Monthly Charges deducted from the Account Value will change.

If you decrease the Selected Face Amount, the Policy may become a "modified endowment contract" under federal tax law. Consult your tax advisor. (See also Modified Endowment Contracts in Part V).

Premiums

The first premium must be paid before the Policy can become effective. Thereafter, within limits you may make premium payments at any time and in any amount. Net Premiums are allocated to the Account Value as you choose.

First Premium. Generally, you determine the first premium you want to pay for the Policy; but it must be at least equal to the minimum initial premium. The minimum initial premium depends on your chosen premium frequency, initial Selected Face Amount and Death Benefit Option, and on the Issue Age, gender, and risk classification of the Insured.

Planned Annual Premiums. When applying for the Policy, you select the Planned Annual Premium and the payment frequency (annual, semiannual, quarterly, or monthly check service). The amount of the Planned Annual Premium and the payment frequency you select are shown in the Policy. We will send you premium notices based on your selections. To change the amount and frequency of planned premiums, send a written notice to us at our Principal Administrative Office.

If a planned premium payment is not made, the Policy will not necessarily terminate. Conversely, making planned premium payments does not guarantee the Policy will remain in force. To keep the Policy in force, you must have a sufficient Account Value. See Grace Period and Termination.

Premium Payments and Flexibility. After you have paid the first premium, within limits you may pay any amount at any time while the Insured is living. Send all premium payments to us either at our Principal Administrative Office or at the address shown on the premium notice.

You may elect to pay premiums by pre-authorized check. Under this procedure, we automatically deduct premium payments each month from a bank account you designate. We will not send a bill for these automatic payments.

Premium Limitations. The minimum premium payment is $10.

The maximum premium each Policy Year is the greatest of:

(a) an amount equal to $100 plus double the basic premium for the Policy;

(b) the amount of premium paid in the preceding Policy Year;

(c) the highest premium payment amount that would not increase the amount at risk; and

(d) the minimum annual premium under the Death Benefit Guarantee Rider, if included with the Policy.

We may refund any amount of premium payment that exceeds this limit.

Allocating Net Premiums. A Net Premium is a premium payment we receive in Good Order, minus the Premium Expense Charge.

Net Premiums credited to the Policy on and after the Register Date will be allocated among the Divisions and the GPA according to your Net Premium allocation. Also, any Net Premiums in the Policy held before the Register Date will be allocated on that Date among the Divisions and the GPA according to your Net Premium allocation on that Date.

Register Date and Valuation Date. The Register Date must be a Valuation Date. A Valuation Date is any date on which the New York Stock Exchange is open for trading.


8  Detailed Description of Policy Features

The Register Date is the Valuation Date that is on, or next follows, the latest of:

(a) the Policy Date;

(b) the day we receive your completed Part 1 of Application for the Policy; and

(c) the day we receive the first premium payment in Good Order.

Net Premium Allocation. When applying for the Policy, you indicate how you want Net Premiums allocated among the Divisions and the GPA. You may change your Net Premium allocation at any time. Just send a written notice to us at our Principal Administrative Office.

You may set your Net Premium allocation in terms of whole-number percentages that add to 100%.

Transfers

You may transfer all or part of the Account Value invested in a Division of the Separate Account to any other Division or to the GPA. Simply send us a written request. Although currently there is no limit on the number of transfers you may make, we reserve the right to limit the number to no more than one every 90 days. If we impose a limit, it would not apply to a transfer of all funds in the Separate Account Divisions to the GPA or to transfers made in connection with any automated-transfer program we offer.

We limit transfers from the GPA to the Separate Account Divisions to one each Policy Year. You may not transfer more than 25% of the Fixed Account Value (less any Policy Debt) at the time of the transfer. There is one exception to this rule. If:

 . you have transferred 25% of the Fixed Account Value each year for three consecutive Policy Years, and

 . you have not invested any Net Premium amount in the GPA or

 . transferred any money into the GPA during these three years,

you may transfer the remainder of the Fixed Account Value (less any Policy Debt) out of the GPA in the succeeding Policy Year. In this situation, you must transfer the full amount out of the GPA in one transaction.

Any transfer is effective on the Valuation Date at the price next determined after we receive the request in Good Order at our Principal Administrative Office. We do not charge for transfers.

Dollar Cost Averaging

You may specify a specific dollar amount to be periodically transferred from any Division to any combination of Divisions and the GPA. Once elected, these transfers occur automatically. You specify the specific dollar amounts to be transferred and the Division to transfer money from, the Division(s) and/or GPA to transfer money to, the date on which transfers will be made (subject to our rules), the frequency of transfers, which may be monthly, quarterly, semiannually or annually, and the period of time that such dollar cost averaging will continue. The minimum allowable transfer to any Division or the GPA is $50. This process is called Dollar Cost Averaging. Dollar Cost Averaging transfers are not available for transfers from the GPA, but these transfers may be made into the GPA. To elect Dollar Cost Averaging transfers, the Account Value in the Division from which transfers will be made must be at least $5,000.

The main objective of Dollar Cost Averaging is to shield your investment from short-term price fluctuations. Since the same dollar amount is transferred to a Division with each transfer, more units are purchased in a Division if the value per unit is low and fewer units are purchased if the value per unit is high. Therefore, a lower-than-average cost per unit may be achieved over the long term. This plan of investing allows you to take advantage of market fluctuations but does not assure a profit or protect against a loss in declining markets.

We will make all Dollar Cost Averaging transfers either on the day of each calendar month you specify or on the next Valuation Date. You may specify any day of the month up through the 28th day.

To elect Dollar Cost Averaging, send us your written request at least one week prior to the date Dollar Cost Averaging transfers are to commence.



                                      Detailed Description of Policy Features  9

The Dollar Cost Averaging option can be started, changed, or canceled at any time; however, we need seven business days' notice to change any transfer arrangement. If the value of the Division from which transfers are being made falls below the total transfer amount, the remaining value in that Division will be transferred on a pro rata basis to all the designated Divisions and the GPA, and no more automated transfers will be processed.

Dollar Cost Averaging transfers are not subject to any transfer charges or any limitations on the number of transfers in a Policy Year.

Policy Termination and Reinstatement

The Policy will not terminate simply because you do not make planned premium payments. Conversely, making planned premium payments does not guarantee that the Policy will remain in force.

The Policy may terminate if its value cannot cover the Monthly Charges.

If the Policy does terminate, you may be permitted to reinstate it.

Grace Period and Termination. The Policy may terminate without value if the Account Value less any Policy Debt on a Monthly Calculation Date cannot cover the Monthly Charges due.

However, we allow a grace period for payment of the premium amount (not less than $10) needed to avoid termination. We will mail you a notice stating this amount.

The Policy will terminate without value if we do not receive the required payment by the end of the grace period.

Grace Period. The grace period begins on the date the Monthly Charges are due. It ends 61 days after that date or, if later, 30 days after the date we mail the notice stating the amount needed.

During the grace period, the Policy will stay in force. If the Insured dies during the grace period, the Death Benefit will be payable. In this case, any unpaid Monthly Charges to the date of death will be deducted from the Death Benefit.

Reinstating Your Policy. If your Policy terminates, you may reinstate it--that is, put it back in force. But you may not reinstate your Policy if:

 .    you surrendered it; or

 .    five years have passed since it terminated.

Requirements to Reinstate Your Policy.  To reinstate your Policy, we will need:

1.   a written application to reinstate;

2.   evidence, satisfactory to us, that the Insured still is insurable; and

3. a premium payment sufficient to produce an Account Value equal to triple the Monthly Charges due on the Monthly Calculation Date on, or next following, the reinstatement date. The minimum amount of this premium payment will be quoted on request.

Policy after You Reinstate. If you reinstate your Policy, the Selected Face Amount will be the same as it was when it terminated. Your Account Value at reinstatement will be the premium paid at that time, reduced by the Premium Expense Charge and any Monthly Charges then due. Surrender Charges after reinstatement will apply as if the Policy had not terminated. However, if the Surrender Charge was taken when the Policy terminated, then the applicable Surrender Charges will not be reinstated.

If you reinstate your Policy, it may become a "modified endowment contract" under current federal tax law. Consult your tax advisor.

Charges and Deductions

We will deduct charges from the Policy to compensate us for:

(a)  providing the insurance benefits under the Policy (including any riders);

(b)  administering the Policy;

(c) assuming certain risks in connection with the Policy (including any riders); and

(d)  selling and distributing the Policy.

In addition, the fund managers deduct expenses from the funds. For more information about



10 Detailed Description of Policy Features these expenses, see the individual fund prospectuses.

Deductions from Premiums

We deduct a Premium Expense Charge from each premium payment you make. The Premium Expense Charge is 4%. It is equal to a Sales Charge of 2% plus a Premium Tax Charge of 2%. The Sales Charge reimburses us for selling and distributing the Policy. The Premium Tax Charge reimburses us for the average cost of state and local premium taxes we pay for the Policy.

Monthly Charges Against the Account Value

We deduct charges from the Account Value on each Monthly Calculation Date. The Monthly Charges are:

(a)  an Administrative Charge;
(b)  a Mortality Charge; and
(c)  a rider charge for any additional benefits provided by rider.

We deduct the Monthly Charges from the Division(s) and the GPA in proportion to the non-loaned values of the Policy in the Division(s) and the GPA.

Administrative Charge. The monthly Administrative Charge reimburses us for issuing and administering the Policy, and for such activities as processing claims, maintaining records and communicating with you.

Mortality Charges. The monthly Mortality Charge for a Policy is equal to the "amount at risk" under the Policy, multiplied by the monthly Mortality Charge rate for that Policy month. We determine the amount at risk on the first day of each Policy month. It is the amount by which the Death Benefit (discounted at the monthly equivalent of 3% per year) exceeds the Account Value.

Mortality Charge rates are based on the gender, Issue Age, and risk class of the Insured, and the Year of Coverage. We currently place Insureds into the following three standard rate classes: Preferred Nonsmoker, Nonsmoker, and Smoker. We also have substandard rate classes for greater mortality risks. In otherwise identical Policies, the monthly Mortality Charge rate is higher for Smokers than for Nonsmokers and higher for Nonsmokers than for Preferred Nonsmokers.

Rider Charge. You can obtain additional benefits by requesting riders on your Policy. The monthly rider charges include charges for any benefits you add by rider.

Daily Charges Against the Separate Account

Mortality and Expense Risk Charge. Each day we deduct a charge from the Separate Account for mortality and expense risks. We do not deduct this charge from the assets in the GPA.

The mortality risk is a risk that the group of lives we insure may, on average, live for shorter periods of time than we estimated. The expense risk is a risk that our costs of issuing and administering Policies may be more than we estimated.

If we do not need all the money we collect in mortality and risk charges to cover death benefits and expenses, the amount we do not need will be our gain. However, even if the money we collect is not enough to cover death benefits and expenses, we will pay all death benefits and expenses.

Investment Management Fee and Other Expenses. Each of the funds incurs investment management fees and other expenses. These are deducted from the fund.

Surrender Charges

The Surrender Charge has two parts: an Administrative Surrender Charge and a Sales Load Surrender Charge. The Administrative Surrender Charge applies during the first 10 Policy Years for the initial Selected Face Amount, and during the first 10 Years of Coverage following an increase in the Selected Face Amount, if you surrender the Policy or decrease the Selected Face Amount. The Sales Load Surrender Charge applies for the first 15 Policy Years, and during the first 15 Years of Coverage following an increase in the Selected Face

                                     Detailed Description of Policy Features  11

Amount, if you surrender the Policy or decrease the Selected Face Amount.

Administrative Surrender Charge. This charge is $5 for each $1,000 of Selected Face Amount. It remains level for five years; it then grades down to zero over the next five years. This charge reimburses us for expenses incurred in issuing the Policy, such as processing the applications (including underwriting) and setting up computer records.

Sales Load Surrender Charge. During the first 10 Years of Coverage for the initial Selected Face Amount and for each increase, this charge is equal to 26% of the premiums paid for the coverage up to the Surrender Charge Band, plus 4% of premiums paid for the coverage in excess of the Surrender Charge Band up to three times the Surrender Charge Band. During the next 5 Years of Coverage, these percentages are reduced, by factors set forth in the policy, to zero by the end of the 15th Year.

The Surrender Charge Band is set forth in the Policy and is an amount based on the Selected Face Amount and varies by the age and gender of the Insured at the time of purchase. Premiums are allocated to the initial Selected Face Amount, and to each increase, based on factors shown in the Policy.

Decrease in Selected Face Amount. If you decrease your Selected Face Amount, we cancel all or a part of your Selected Face Amount segments. We charge a Surrender Charge. The Surrender Charge is equal to the pro rata Surrender Charge for each decreased or canceled Selected Face Amount segment.

After a Selected Face Amount decrease, we reduce the Surrender Charge for the remaining segments by the amount of the partial Surrender Charge.

Other Charges

Withdrawal Fee. If you make a partial Withdrawal from your Policy, we deduct $25 (or 2% of the amount withdrawn, if less) from the amount you withdraw. This fee reimburses us for administering withdrawals.

Loan Interest Rate Expense Charge. This charge reimburses us for the expenses of administering loans.

Charge for Increase in Selected Face Amount. For each increase in Selected Face Amount, a charge of $75 will be deducted from the Account Value. The charge is designed to reimburse us for underwriting and administrative costs associated with the increase. This fee is guaranteed not to increase for the duration of the Policy.

Charge for Change from Option 1 to Option 2. For each change in the Death Benefit Option from Option 1 to Option 2, a charge of $75 will be deducted from the Account Value. The charge is designed to reimburse us for the underwriting and administrative costs associated with the change. This fee is guaranteed not to increase for the duration of the Policy. (We currently do not charge the $75 fee for this change, but we reserve the right to do so.)

Special Circumstances

We may vary the charges and other terms of Policies where special circumstances result in sales or administrative expenses or insurance risks that are different than those normally associated with these Policies. We will make these variations only in accordance with uniform rules we establish.

Account Value and Cash Surrender Value

The Account Value of the Policy has two components: the Variable Account Value and the Fixed Account Value.

Variable Account Value. The Variable Account Value is the sum of your values in each of the Divisions of the Separate Account. It reflects:

 .    Net Premiums allocated to the Separate Account;

 .    transfers to the Separate Account from the Guaranteed Principal Account;

 .    transfers and withdrawals from the Separate Account;

12  Detailed Description of Policy Features

 .    Monthly Charges and Surrender Charges deducted from the Separate Account;
     and

 .    the net investment experience of the Separate Account.

These transactions are all reflected in the Variable Account Value through the purchase and sale of accumulation units.

Net Investment Experience and Accumulation Units. The net investment experience of the Variable Account Value is reflected in the value of the accumulation units. The value of your accumulation units in a Division is equal to:

 .    the accumulation unit value in that Division; multiplied by

 .    the number of accumulation units in that Division credited to your Policy.

We purchase and sell accumulation units at the unit value as of the closing time of the New York Stock Exchange on the Valuation Date processed.

If we receive a premium or a transaction request in Good Order before the closing time on a Valuation Date, units will be purchased or sold as of that Valuation Date. If we receive it in Good Order after that time, units will be purchased or sold as of the next Valuation Date.

The Variable Account Value of the Policy is the total of the values of the accumulation units in each Division credited to Policy.

Fixed Account Value. The Fixed Account Value is the accumulation at interest of:

 .    Net Premiums allocated to the Guaranteed Principal Account; plus

 .    amounts transferred into the GPA from the Separate Account; less

 .    amounts transferred or withdrawn from the GPA; and less

 .    Monthly Charges and Surrender Charges deducted from the GPA.

Interest on the Fixed Account Value. The Fixed Account Value earns interest at an effective annual rate, credited daily.

For the part of the Fixed Account Value equal to any Policy loan, the daily rate we use is the daily equivalent of:

 .    the annual loan interest rate minus the Loan Interest Rate Expense Charge;
     or

 .    3% if greater.

For the part of the fixed account in excess of any Policy loan, the daily rate we use is the daily equivalent of:

 .    the current interest rate we declare; or

 .    the guaranteed calendar-year interest rate we declare for the year if greater.

This guaranteed calendar-year rate for each year will be at least 3%.

Cash Surrender Value.  The Cash Surrender Value of the Policy is equal to:

 .    the Account Value; less

 .    any Surrender Charges that apply; and less

 .    any Policy Debt.

You may surrender the Policy by sending a written request together with the Policy to our Principal Administrative Office. We will determine the Cash Surrender Value at the end of the Valuation Date on which we receive the request in Good Order.

Withdrawals. After the first Policy Year, you may withdraw up to 75% of the Cash Surrender Value. We deduct a fee from the amount withdrawn. We do not charge a Surrender Charge for a Withdrawal. The minimum amount you can withdraw is $100 (including the Withdrawal fee). We may not allow a Withdrawal if it would result in a reduction of the Selected Face Amount to less than $25,000.

You must state in the Withdrawal Request from which Divisions or the GPA you want the withdrawal made. You can state the amount as a dollar amount or a percentage. The withdrawal will be effective on the date we receive the written request in Good Order. We will process it within seven days. The Withdrawal amount you wish taken from each Division of the Separate Account and from the GPA may not exceed the non-loaned Account Value in each of these. If you have chosen Death Benefit Option 1, we will reduce the Selected Face Amount by the amount of the Withdrawal unless you provide evidence satisfactory to us that the Insured still is insurable.

                                     Detailed Description of Policy Features  13

Policy Loan Privilege

General. After the first Policy Year, you may take a loan from the Policy as long as the Account Value exceeds the total of any Surrender Charges. You must assign the Policy to us as collateral for the loan. The maximum amount you can borrow at any time is 90% of the Policy's Account Value less any Surrender Charge. If there is any outstanding Policy Debt, including any accrued interest, it reduces the maximum amount available.

Source of Loan. We take the Policy loan amount from the Divisions and the GPA in proportion to the amount of Account Value in each Division and the GPA (excluding any outstanding loans) on the date of the loan. We reduce the amount of units in the Divisions of the Separate Account from which the loan is taken. We transfer the resulting dollar amounts to the loaned portion of the GPA.

We may delay granting any loan you want taken from the GPA for up to six months. We may delay granting any loan from the Divisions during any period that:

(i) the New York Stock Exchange is closed (other than customary weekend and holiday closings);

(ii)  trading is restricted;

(iii) the SEC determines a state of emergency exists; or

(iv)  the SEC permits us to delay payment for the protection of our Owners.

Whenever total Policy Debt (which includes accrued interest) equals or exceeds the Account Value less Surrender Charges, we will send a notice to you. This notice will state the amount needed to bring the Policy Debt back within the limit. If we do not receive this amount within 31 days after the date we mailed the notice, and if Policy Debt exceeds the Account Value less any Surrender Charges at the end of those 31 days, the Policy terminates without value.

Loan Interest Charged. At the time of Application, you may select a loan interest rate of 6% or (in all jurisdictions except Arkansas) an adjustable loan rate. Each year we will set the adjustable rate that will apply for the next Policy Year. The maximum loan rate is based on the Monthly Average Corporate yield on seasoned corporate bonds as published by Moody's Investors Service, Inc. If this Average is no longer published, we will use a similar average as approved by the insurance department of your "contract state." The maximum rate is the greater of:

(i) the published monthly average for the calendar month ending two months before the Policy Year begins, or

(ii)  4%.

If the maximum rate is less than 1/2% higher than the rate in effect for the previous year, we will not increase the rate. If the maximum rate is at least 1/2% lower than the rate in effect for the previous year, we will decrease the rate.

Interest on Policy loans accrues daily and becomes part of the Policy Debt as it accrues. It is due on each Policy Anniversary. If you do not pay it when it is due, the interest is added to the loan. As part of the loan, it will bear interest at the loan rate. We will treat capitalized interest the same as a new loan. We will take an amount equal to the interest due from the Divisions and the GPA in proportion to the non-loaned Account Value in each.

Repayment. You may repay all or part of any Policy Debt at any time while the Insured is living and while the Policy is in force. We will allocate any other loan repayment to the GPA until you have repaid all loan amounts that were deducted from the GPA. We will allocate additional loan repayments based on the premium allocation. You must clearly identify the payment as a loan repayment or we will consider the payments premium payments.

We will deduct any outstanding Policy Debt from the proceeds payable at death or the surrender of the Policy.

Interest on Loaned Value. We deposit an amount equal to the loaned amount in the GPA. This amount earns interest at a rate equal to the greater of 3% and the Policy loan rate less a Loan Interest Rate Expense Charge. We guarantee this Charge will not exceed 2%. Currently, the Charge is 0.90%.

Effect of Loan. A Policy loan affects the Policy since we reduce the Death Benefit and

14  Detailed Description of Policy Features

Cash Surrender Value by the amount of the loan. If you repay the loan, we increase the Death Benefit and Cash Surrender Value under the Policy by the amount of the repayment. Taking a Policy loan could have adverse tax consequences if your Policy is a "modified endowment contract" under current federal tax law. Consult your tax advisor.

As long as a loan is outstanding, a portion of the Policy Account Value equal to the loan is invested in the GPA. This amount does not participate in the Separate Account investment performance.

                                     Detailed Description of Policy Features  15

III. Investment Options

The Guaranteed Principal Account

You may allocate some or all of the Net Premiums to the Guaranteed Principal Account ("GPA"). You also may transfer some or all of the Account Value in the Divisions of the Separate Account to the GPA. Neither our General Account nor the GPA is registered under federal or state securities laws.

Amounts allocated to the GPA become part of our General Account. Our General Account consists of all assets owned by us other than those in the Separate Account and in our other separate accounts. Subject to applicable law, we have sole discretion over the investment of the assets of our General Account.

We guarantee amounts allocated to the GPA in excess of any Policy Debt (which includes accrued interest) will accrue interest daily at an effective annual rate at least equal to 3%. For amounts in the GPA equal to any Policy Debt, the guaranteed minimum interest rate is an effective annual rate of 3% or, if greater, the Policy loan rate less the Loan Interest Rate Expense Charge. This charge will not be greater than 2% per year. This rate will be paid regardless of the actual investment experience of the GPA. In addition to the guaranteed minimum interest rate, we will declare a calendar year guaranteed minimum rate each December for the upcoming calendar year. The rate we credit in any calendar year will not be lower than this calendar year guaranteed minimum rate. Although we are not obligated to credit interest at a rate higher than the guaranteed minimum, we may declare a higher rate.

The Separate Account

Our Board of Directors established the Separate Account on June 9, 1982, as a separate investment account of MML Bay State. The Separate Account is maintained under the laws of the State of Connecticut. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the provisions of the Investment Company Act of 1940. We have established a segment within the Separate Account to receive and invest premium payments for the Policies. We have since divided this segment into eight Divisions. Each Division invests in shares of a designated Fund of MML Trust or Oppenheimer Trust. We may establish additional divisions within the Segment in the future.

We own the assets in the Separate Account. We are required to maintain sufficient assets in the Separate Account to meet anticipated obligations of the Policies funded by the Separate Account. We credit or charge the income, gains, or losses, realized or unrealized, of the Separate Account against the assets held in the Separate Account. We do not take any regard of the other income, gains, or losses of MML Bay State. Assets in the Separate Account attributable to the reserves and other liabilities under the Policies cannot be charged with liabilities from any other business conducted by MML Bay State. We may transfer to our General Account any assets that exceed anticipated obligations of the Separate Account.

Some of the Funds offered are generally identical to, or are "clones" of, mutual funds offered in the retail marketplace. These "clone" funds have the same investment objectives, policies, and portfolio managers as the retail funds and usually were formed after the retail funds. While the clone funds generally have identical investment objectives, policies and portfolio managers, they are separate and distinct from the retail funds. In fact, the performance of the clone funds may be dramatically different from the performance of the retail funds due to differences in the funds' sizes, dates shares of stock are purchased and sold, cash flows and expenses. Thus, while the performance of the retail funds may be informative, you should remember that such performance is not the performance of the funds that support the Policy. It is not an indication of future performance of the Policy funds.

The Funds

The MML Trust and Oppenheimer Trust are open-end, management investment companies

16  Other Policy Information
registered under the Investment Company Act of 1940 ("1940 Act"). They all provide an investment vehicle for the separate investment accounts of variable life and variable annuity contracts offered by companies such as MassMutual. Shares of these organizations are not offered to the general public.

The assets of certain variable annuity separate accounts offered by MassMutual, an affiliate, or other life insurers are invested in shares of these Funds. Because these separate accounts are invested in the same underlying Funds, it is possible conflicts could arise between Policy Owners and owners of the variable annuity contracts.

The Boards of Trustees or Boards of Directors of the Funds will follow procedures developed to determine whether conflicts have arisen. If a conflict exists, the Boards will notify the Insurers and they will take appropriate action to eliminate the conflicts.

We purchase the shares of each Fund for the Division at net asset value. All dividends and capital gain distributions received from a Fund are automatically reinvested in that Fund at net asset value, unless MML Bay State, on behalf of the Separate Account, elects otherwise. We redeem shares of the Funds at their net asset values as needed to make payments under the Policies.

MML Trust. The MML Trust, managed by MassMutual, was organized as a Massachusetts business trust on December 19, 1984. Six of the diversified investment portfolios of the Trust are available under this Policy.

Oppenheimer Trust. The Oppenheimer Trust is managed by OppenheimerFunds, Inc. The Trust consists of 10 separate funds, four of which are offered under this Policy.

Fund Profiles

Following is a chart illustrating the risk profiles of the investment options available under this Policy, and a summary of the investment objectives of each Fund. Please note there can be no assurance any Fund will achieve its objectives. More detailed information concerning these investment objectives and the Funds is contained in the accompanying prospectuses, including information on the risks associated with the investments, the investment techniques of each of the Funds, and the deduction of expenses applicable to each of the Funds.

                                          INVESTMENT PREFERENCE CHART*
-------------------------------------------------------------------------------------------------------------------------
                                                                            Oppenheimer Global Securities Fund/VA
                                                                        Oppenheimer Aggressive Growth Fund/VA+
                                                               Oppenheimer Capital Appreciation Fund/VA++
                                                 MML Equity Fund
                                             MML Blend Fund
                                       Oppenheimer Strategic Bond Fund/VA
                             MML Managed Bond Fund
              MML Money Market Fund
Guaranteed Principal Account
-------------------------------------------------------------------------------------------------------------------------

Conservative            Less Conservative           Moderate               Aggressive            More Aggressive

Conservative: Investment goal is preservation of principal, while incurring little risk.

Less Conservative: Investment goal is primarily preservation of principal, with some desire for growth.

Moderate: Investment goal is growth, while seeking some preservation of principal.

Aggressive: Investment goal is growth, with more tolerance for risk.

More Aggressive: Investment goal is significant growth over the long-term, with greater tolerance for risk.

+The Oppenheimer Growth Division invests in the Oppenheimer Capital Appreciation Fund/VA. Prior to May 1, 1999, the Oppenheimer Capital Appreciation Fund/VA was called the Oppenheimer Growth Fund.

++The Oppenheimer Capital Appreciation Division invests in the Oppenheimer Aggressive Growth Fund/VA. Prior to May 1, 1998, the Oppenheimer Aggressive Growth Fund/VA was called the Oppenheimer Capital Appreciation Fund.

*This chart is provided by Massachusetts Mutual Life Insurance Company. It does not necessarily reflect the opinion of the underlying fund managers.


                                                          Investment Options  17

MML Money Market Fund

MML Money Market Fund seeks to maximize current income, to preserve capital, and to maintain liquidity by investing in money market instruments.

MML Managed Bond Fund

MML Managed Bond Fund seeks a high rate of return, consistent with capital preservation, by investing primarily in investment grade, publicly traded, fixed income securities.

Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA is a mutual fund that seeks a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities. The Fund invests in three market sectors: debt securities of foreign government and companies, U.S. Government securities, and lower-rated, high-yield securities of U.S. companies.

MML Blend Fund

MML Blend Fund seeks a high total rate of return over time, consistent with prudent investment risk and capital preservation, by investing in equity, fixed income and money market securities.

Sub-adviser to the equity sector of the Fund is David L. Babson & Company, Inc.

MML Equity Fund

MML Equity Fund seeks to achieve a superior rate of return over time from both capital appreciation and current income and to preserve capital by investing in equity securities.

Sub-adviser to the Fund is David L. Babson & Company, Inc.

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Capital Appreciation Fund/VA is a mutual fund that seeks long-term capital appreciation by investing in securities of well-known established companies. It invests mainly in equity securities.

Oppenheimer Aggressive Growth Fund/VA

Oppenheimer Aggressive Growth Fund/VA is a mutual fund that seeks long-term capital appreciation by investing in "growth-type" companies. Prior to May 1, 1998, the Fund was named Oppenheimer Capital Appreciation Fund.

Oppenheimer Global Securities Fund/VA

Oppenheimer Global Securities Fund/VA is a mutual fund that seeks long-term capital appreciation by investing a substantial portion of assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations, which are considered to have appreciation possibilities. It invests in equity securities of U.S. and foreign issuers.

The Investment Advisers

MassMutual serves as investment manager of each of the MML Funds under investment management agreements. David L. Babson & Company, Inc. ("Babson"), which is a controlled subsidiary of MassMutual, is the investment sub-adviser to MML Equity Fund and the Equity Sector of the MML Blend Fund. Both MassMutual and Babson are registered investment advisers under the Investment Advisers Act of 1940.

OppenheimerFunds, Inc. ("OFI") is an investment adviser organized under the laws of Colorado as a corporation; it was originally organized in 1959. It (including a subsidiary) currently manages investment companies, including other Oppenheimer funds, with assets of more than $95 billion as of December 31, 1998, and with more than 4 million shareholder accounts. OFI is located at Two World Trade Center, 34th Floor, New York, New York 10048-0203. OFI is owned by Oppenheimer Acquisition Corporation, a holding company owned in part by senior management of OFI and ultimately controlled by MassMutual. OFI serves as investment adviser to the Oppenheimer Trust. OFI is registered as an investment adviser under the Investment Advisers Act of 1940. OFI serves

18  Investment Options
as Investment Adviser to the Oppenheimer Funds.

Citibank N.A., with its home office located at 111 Wall Street, New York, NY 10005, acts as custodian for the MML Trust. Bank of New York, with its home office at One Wall Street, New York, NY 10015, acts as custodian for the Oppenheimer Trust.

MassMutual is also the investment adviser to MassMutual Corporate Investors and MassMutual Participation Investors, closed-end investment companies, certain wholly owned subsidiaries of MassMutual, and various employee benefit plans.

                                                          Investment Options  19

IV. Other Policy Information


When We Pay Proceeds

If the Policy has not terminated, we normally pay surrender, withdrawal, or loan proceeds or the Death Benefit within seven days after we receive all required documents in a form satisfactory to us at our Principal Administrative Office.

We can delay payment of the Death Benefit, the Cash Surrender Value, or any Withdrawal or loan from the Separate Account during any period when:

(i) it is not reasonably practical to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings); or

(ii)  trading is restricted by the SEC; or

(iii) the SEC declares an emergency exists; or

(iv) the SEC, by order, permits us to delay payment in order to protect our Owners.

We may delay paying any Cash Surrender Value, any Withdrawal, or any loan proceeds based on the GPA for up to six months from the date the request is received at our Principal Administrative Office.

We can delay payment of the entire Death Benefit if we contest the payment. We investigate all death claims occurring within the two-year contestable period. We may investigate death claims occurring beyond the two-year contestable period. When we receive the information from a completed investigation, we generally determine within five days whether we will authorize payment of the claim. We make all payments promptly after authorization.

If we delay payment of a surrender or Withdrawal for 30 days or more, we add interest to the date of payment at the same rate it is paid under the interest payment option. We pay interest on the Death Benefit from the date of death to the date of payment.

Payment Options

We will pay the Policy proceeds (the Death Benefit or the Cash Surrender Value) in cash. Or if you wish, we will pay all or part of these under one or more of the following payment options. The minimum amount that can be applied under a payment option is $2,000. If the periodic payment under any option is less than $20, we reserve the right to make payments at less-frequent intervals. None of these benefits depends on the performance of the Separate Account or the GPA. For additional information concerning these options, see the Policy. The following payment options are currently available.

------------------------------- ------------------------------------------------------------------------------------
Installments for a              Equal monthly payments for any period selected, up to 30 years. The amount of each
Specified Period                payment depends on the total amount applied, the period selected, and the monthly income rates we are using when the first payment is due.
------------------------------- ------------------------------------------------------------------------------------
Life Income                     Equal monthly payments based on the life of a named person. Payments will continue for the lifetime of that person. You can elect income with or without a minimum payment period.
------------------------------- ------------------------------------------------------------------------------------
Interest                        We will hold any amount applied under this option. We will pay interest on the amount at an effective annual rate determined by us. This rate will not be less than 2.5%.
------------------------------- ------------------------------------------------------------------------------------
Installments of Specified       Each monthly payment is for an agreed specified amount not less than $10 for each
Amount                          $1,000 applied under the option. Interest of at least 2.5% per year is credited each month on the unpaid balance and added to it.  Payments continue until the amount we hold runs out.
------------------------------- ------------------------------------------------------------------------------------

20  Other Policy Information

------------------------------- ------------------------------------------------
Life Income with                Equal monthly payments based on the life of a
Payments Guaranteed             named person. We will make payments until the
for Amount Applied              total amount paid equals the amount applied,
                                whether the named person lives until all
                                payments have been made or not. If the named
                                person lives beyond the payment of the total
                                amount applied, we will continue to make monthly
                                payments as long as the named person lives.
------------------------------- ------------------------------------------------
Joint Lifetime Income           Equal monthly payments based on the lives of two
                                named persons. The same payment is made each
                                month until both named persons have died. You
                                can elect income with or without a minimum
                                payment period.
--------------------------------------------------------------------------------
Joint Lifetime Income           Monthly payments based on the lives of two named
with Reduced Payments           persons. We will make payments at the initial
to Survivor                     level while both are living, we will reduce the
                                payments by one-third. Payments will continue at
                                that level for the lifetime of the other.
                                Payments stop when both named persons have died.
------------------------------- ------------------------------------------------



Withdrawal Rights Under Payment Options. If provided in the payment option election, you may withdraw or apply under any other option all or part of the unpaid balance under the Fixed Amount or Interest Payment Option. You may not withdraw any part of the payments under the Specified Period Payment Option or payments that are based on a named person's life.

Beneficiary

A Beneficiary is any person named on our records to receive insurance proceeds at the Insured's death. The Applicant names the Beneficiary in the application for the Policy. You may name different classes of beneficiaries, such as primary and secondary. These classes set the order of payment. There may be more than one Beneficiary in a class.

You may change the Beneficiary during the Insured's lifetime by writing to our Principal Administrative Office. Generally, the change will take effect as of the date of the request. If no Beneficiary is living at the Insured's death, unless provided otherwise, the Death Benefit is paid to you or, if deceased, to your estate.

Assignment

You may assign the Policy as collateral for a loan or other obligation. For any assignment to be binding on us, however, we must receive a signed copy of it at our Principal Administrative Office. We are not responsible for the validity of any assignment.

Limits on Our Right to Challenge the Policy

Except for any Policy change or reinstatement requiring evidence of insurability, we cannot contest the validity of the Policy with respect to any material misrepresentation in the application regarding the insurability of the Insured once the Policy has been in force during the lifetime of Insured for two years after the its Issue Date.

For any Policy change or reinstatement requiring evidence of insurability, we cannot contest the validity of the change or reinstatement with respect to the Insured after the change has been in effect for two years during the lifetime of the Insured.

Error of Age or Gender

If the Insured's age or gender is misstated in the Policy application, we will adjust the Death Benefit we pay under the Policy based on what the Policy would provide based on the most recent Monthly Charge for the correct date of birth and correct gender.

Suicide

Suicide within two years of the Policy Date is not covered by the Policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date or Reinstatement Date, the Policy will terminate. We will refund the amount of all premiums paid, less any Withdrawals and Policy Debt. If the Insured dies by suicide, while sane or insane, within two years after the



                                                    Other Policy Information  21
effective date of any increase in the Selected Face Amount, the increase will terminate and we will refund the Monthly Charges for that increase. However, if a refund was payable as the result of suicide during the first two years following the Issue Date or the Reinstatement Date of the Policy, there is no additional refund for any Selected Face Amount increase.

Additional Benefits You Can Get by Rider

You can obtain additional benefits if you request them and qualify for them. We provide additional benefits by riders. Additional benefits are subject to the terms of both the rider and the Policy. The cost of any rider is deducted as part of the Monthly Charges. Subject to state availability, the following riders are available.

Disability Benefit Rider. This rider provides that, in the event of the Insured's total disability that begins before Attained Age 65 and continues for at least six months, we will apply a premium payment to the Policy on each Monthly Calculation Date while the Insured remains totally disabled (but not after Attained Age 70 if the disability occurred after Attained Age 60).

At the time of application, you choose a Specified Monthly Amount. In the event of the Insured's total disability, the amount of the premium payment applied on each Monthly Calculation Date will be the greater of: (a) the Specified Monthly Amount; or (b) the Monthly Charge (increased by the current Premium Expense Charge) on that Monthly Calculation Date.

Accidental Death Benefit Rider. This rider provides for an addition to the Death Benefit in the event the Insured's death was caused by accidental bodily injury occurring within six months before the Insured's death. This rider provides no benefit if the Insured dies after Attained Age 69.

Insurability Protection Rider. This rider allows the Policyowner to increase the Selected Face Amount of the Policy for a specified amount on specified dates, without evidence of insurability.

Death Benefit Guarantee Rider. Until Attained Age 70 or 40 years from the Policy Date, whichever is sooner, the Policy will not terminate when the Account Value is insufficient to cover the Monthly Charge on a Monthly Calculation Date if (a) exceeds (b) where:

(a) is the sum of all premiums paid, minus any withdrawals, and minus any Policy Debt; and

(b)  is the sum of Minimum Monthly Premiums for this rider since the Policy
     Date.

Minimum Monthly Premiums may be paid on other than a monthly basis as long as the sum of premiums paid is at least equal to the total required Minimum Monthly Premiums on each Monthly Calculation Date. The Minimum Monthly Policy Premium may change if the Selected Face Amount is increased or decreased or if riders are added, changed, or terminated. The new Minimum Monthly Premium will apply from the effective date of the change.

If, on a Monthly Calculation Date, the Minimum Monthly Policy Premium requirement has not been met, you will be given an additional 61 days to pay a premium sufficient to maintain the death benefit guarantee. The required payment will be equal to (a) the smallest amount needed to meet the requirement as of that date, plus (b) two times the Minimum Monthly Premium for that date. If the required payment is not received within this period, the rider will terminate and the death benefit guarantee will be lost. Once the rider is terminated, it cannot be reinstated.

Accelerated Death Benefit Rider. This rider advances the Policyowner a portion of the Death Benefit when we receive proof, satisfactory to us, the Insured is terminally ill and is not expected to live more than 12 months. In return for the advanced payment, a lien is established against the Policy, equal to the amount of the Death Benefit accelerated under the Policy. Interest is not charged on the lien.

Right to Exchange Insured Endorsement. Upon request, the Policy may include a Right to Exchange Insured Endorsement. Under this endorsement, the Policy may be exchanged for a new Policy on the life of a new insured, subject to certain conditions and satisfactory evidence of insurability.



22  Other Policy Information

Sales and Other Agreements

MML Distributors, LLC ("MML Distributors"), 1414 Main Street, Springfield, MA 01144-1013, is the principal underwriter of the Policy. MML Investors Services, Inc. ("MMLISI"), at the same address serves as the co-underwriter of the Policy. Both MML Distributors and MMLISI are registered with the SEC as broker-dealers and are members of the National Association of Securities Dealers, Inc. (the "NASD").

MML Distributors may have selling agreements with other broker-dealers that are registered with the SEC and are members of the NASD ("selling brokers"). We sell the Policy through agents who are licensed by state insurance officials to sell the Policy. These agents also are registered representatives of selling brokers or of MMLISI. We sell the Policy in all states except New York, and in the District of Columbia.

We also may contract with independent third party broker-dealers who may assist us in finding broker-dealers to offer and sell the Policies. These third parties also may provide training, marketing and other sales related functions for us and other broker-dealers. And they may provide certain administrative services to us in connection with the Policies.

MML Distributors does business under different variations of its name; including the name MML Distributors, L.L.C. in the states of Illinois, Michigan, Oklahoma, South Dakota and Washington; and the name MML Distributors, Limited Liability Company in the states of Maine, Ohio and West Virginia.

Compensation

Both MML Distributors and MMLISI receive compensation for their activities as underwriters of the Policy.

Agents who sell these Policies will receive commissions based on certain commission schedules and rules. We pay some commissions as a percentage of the premium paid in each Year of Coverage. These commissions distinguish between premiums up to the Target Premium and premiums paid in excess of the Target Premium. The Target Premium is based on the Issue Age, gender, and risk classification of the Insured. We also pay commissions as a percentage of the average monthly Account Value in each Policy Year. The maximum commission percentages are as follow.


Premium-based Commissions
--------------------------------------------------------------------------------
Coverage Year 1               50% of premium paid up to the Target Premium
                              2% of premium paid over the Target Premium

Coverage Years 2-5            6% of premium paid up to the Target Premium
                              2% of premium paid over the Target Premium

Coverage Years 6,7            5% of premium paid up to the Target Premium
                              2% of premium paid over the Target Premium

Coverage Years 8-10           4% of premium paid up to the Target Premium
                              2% of premium paid over the Target Premium

Coverage Years 11-20          2% of all premium paid
--------------------------------------------------------------------------------

Asset-based Commissions
--------------------------------------------------------------------------------

Policy Years 2-20             0.15% of the average monthly Account Value in
                              each Policy Year

Policy Years 21 and           0.05% of the average monthly Account Value in
beyond                        each Policy Year
--------------------------------------------------------------------------------

We may compensate agents who have financing agreements with general agents of MassMutual differently. Agents who meet certain productivity and persistency standards in selling MML Bay State and MassMutual policies are eligible for additional compensation. General agents and district managers who are registered representatives of MMLISI also may receive commission overrides, allowances and other compensation.

We may pay independent, third-party broker-dealers who assist us in finding broker-dealers to offer and sell the Policies compensation based on premium payments for the Policies. In addition, some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars.

While the compensation we pay to broker-dealers for sales of Policies may vary with the sales agreement and level of production, the compensation generally is expected to be comparable to the aggregate compensation we pay to agents and general agents.



                                                    Other Policy Information  23

V. Other Information


MML Bay State and MassMutual

MML Bay State is a stock life insurance company located at 140 Garden Street, Hartford, CT 06154. MML Bay State was incorporated under the laws of Missouri in 1894 and is now domiciled in Connecticut. MML Bay State is engaged principally in the sale of life insurance policies and annuity contracts, and is licensed to sell such products in all states except New York, and in the District of Columbia. MML Bay State is a wholly owned subsidiary of MassMutual. MML Bay State is licensed to transact variable life insurance business in all U.S. states except New York, and in the District of Columbia.

MassMutual is a mutual life insurance company chartered in 1851 under the laws of Massachusetts. Its Home Office is located in Springfield, Massachusetts. MassMutual is licensed to transact life, accident, and health business in all fifty states of the United States, the District of Columbia, Puerto Rico, and certain provinces of Canada. As of December 31, 1998, MassMutual had consolidated statutory assets in excess of $67 billion and estimated total assets under management of $176.8 billion.

MML Bay State's Tax Status. MML Bay State is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986 (the "Code"). The Segment and the Separate Account are part of MML Bay State.

Due to MML Bay State's current tax status, we do not charge the Segment for MML Bay State's federal income taxes that may be a result of activity of the Segment. Periodically, MML Bay State reviews the question of a charge to the Segment for MML Bay State's federal income taxes. In the future, we may impose a charge for any federal income taxes paid by MML Bay State resulting from activity of the Segment. Depending on the method of calculating interest on Policy values allocated to the Guaranteed Principal Account, we may charge for the Policy's share of MML Bay State's federal income taxes that are a result of activity of the GPA.

Under current laws, MML Bay State may have to pay state or local taxes (in addition to premium taxes). At present, these taxes are not significant. MML Bay State reserves the right to charge the Separate Account for such taxes, if any, resulting from activity of the Separate Account.

Annual Reports

MassMutual or MML Bay State maintains the records and accounts relating to the Separate Account, the Segment and the Divisions. Each year within the 30 days following the Policy Anniversary, we will mail you a report showing:

(i)   the Account Value at the beginning of the previous Policy Year,

(ii)  all premiums paid since that time,

(iii) all additions to and deductions from the Account Value during the year, and

(iv) the Account Value, Death Benefit, Cash Surrender Value and Policy Debt as of the last Policy Anniversary.

This report may contain additional information if required by any applicable law or regulation.

Federal Income Tax Considerations

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the Policy. It also is not intended as tax advice. In addition, we do not profess to know the likelihood the current federal income tax laws and Treasury Regulations or of the current interpretations of the Internal Revenue Service will continue. We cannot make any guarantee regarding the future tax treatment of any Policy. We reserve the right to make changes in the Policy to assure that it continues to qualify as life insurance for tax purposes.

For complete information on any tax issue, we urge you to consult a qualified tax advisor. No attempt is made in this prospectus to consider any applicable state or other tax laws.


24  Other Information

Policy Proceeds, Premiums and Loans. We believe the Policy meets the IRC definition of life insurance. Therefore, the Death Benefit under the Policy generally is excludible from the gross income of the Beneficiary under the IRC.

Decreases in Selected Face Amount and Withdrawals may be taxable depending on the circumstances. The IRC states that:

 .     if there is a reduction of future benefits during the first 15 years after a Policy is issued and

 .     if there is a cash distribution as a result of the reduction,

you may be taxed on all or a part of the amount distributed.

If these conditions do not apply, a Withdrawal is taxable only to the extent it exceeds your unrecovered premiums unless the Policy is a modified endowment contract. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed the total amount of premiums paid and not previously recovered.

If you surrender the Policy for its full Cash Surrender Value, some of the Cash Surrender Value may be considered ordinary income for tax purposes. The distribution is ordinary income to the extent the Account Value exceeds the premiums (or any other amounts paid for the Policy) paid but not previously recovered. In making this calculation, the Account Value considered is not reduced by any outstanding Policy Debt but it is reduced by any Surrender Charges.

A change of the Owner or the Insured or an exchange or assignment of the Policy may result in immediate taxable income.

We believe that under current law any loan received under the Policy will be treated as Policy Debt of an Owner. The loan will not be considered income to you unless the Policy has become a "modified endowment contract." If the Policy is a modified endowment contract, loans will be fully taxable to the extent of any income in the Policy and could be subject to an additional 10 percent tax. Interest on Policy loans used for personal purposes generally is not tax-deductible. However, you may deduct this interest if the loan proceeds are used for "trade or business" or "investment" purposes if you meet certain tax rules.

If the Owner is a business or corporation additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned Policy. The corporate alternative minimum tax may apply to any gain in the Policy. This tax also may apply to a portion of the amount by which Death Benefits received exceed the Policy's Cash Surrender Value on the date of death.

The impact of federal income taxes on values under this Policy and on the benefit to you or your Beneficiary depends on MML Bay State's tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability of the Separate Account.

Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each Owner or Beneficiary.

Modified Endowment Contracts. If a Policy is a modified endowment contract ("MEC"), loans, partial withdrawals, and other amounts distributed under the Policy are taxable to the extent of any accumulated income in the Policy. The collateral assignment of a MEC is also treated as a taxable distribution. In general, the amount subject to taxation is the excess of the Account Value (both loaned and unloaned) over the previously unrecovered premiums paid. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.

A Policy is a MEC if it satisfies the definition of life insurance in the IRC but fails the additional "7-pay test." A Policy fails this test if:

 .     the accumulated amount paid under the contract at any time during the first seven contract years

                                     exceeds

 .     the total premiums that would have been payable for a Policy providing guaranteed benefits and requiring the payment of only seven level annual premiums.


                                                           Other Information  25

A Policy may pass the 7-pay test and still be taxed as a MEC if it is received in exchange for a MEC.

If certain changes are made to a Policy we will re-test it to determine if it has become a MEC. For example, if you reduce the death benefit during the first seven contract years we will retest the Policy. If the test shows the Policy has become a MEC, this classification change is effective retroactively to the Policy Year in which the actual premiums paid exceed the new 7-pay limits.

We will retest whenever there is a "material change" to the Policy while it is in force. If there is a material change a new 7-pay test period begins at that time. The term "material change" includes any increases in death benefits.

Since the Policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new seven-year test period or the taxation of distributions and loans.

If any amount is taxable as a distribution of income under a MEC, it also will be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for individual Owners. The penalty tax will not apply to distributions:

(i)   made on or after the date the taxpayer attains age 59 1/2; or


(ii)  made because the taxpayer became disabled; or

(iii) made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer. These payments must be made at least annually.

Once a Policy fails the 7-pay test, loans and distributions in the year of failure and in future years are subject to the rules for MECs. In addition, loans and distributions received in anticipation of failing the 7-pay test are defined as any loans and distributions made within two years prior to failing the 7-pay test and are subject to taxation.

Under certain circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of income accumulated in the Policy. For purposes of determining the amount of income received from a MEC, the law considers the total of all income in all the MECs issued within the same calendar year to the same Owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total income.

Qualified Plans. The Policy may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a Policy with such plans are complex, you should not use the Policy in this way until you have consulted a competent tax adviser. You may not use the Policy as part of an Individual Retirement Account (IRA).

Your Voting Rights

You have the right to instruct us how to vote on questions submitted to the shareholders of the funds supporting the Policy to the extent you have invested in these Divisions.

Your right to instruct us is based on the number of shares of the Funds attributable to your Policy. The Policy's number of shares of the Funds is determined by dividing the Policy's Account Value held in each Division of the Separate Account by $100. Fractional votes are counted.

You receive proxy material and a form to complete giving us voting instructions. Shares of the Funds held by the Separate Account for which we do not receive instructions are voted for or against any proposition in the same proportion as the shares for which we do receive instructions.

Reservation of Rights

We reserve the right to take certain actions. Specifically, we reserve the right to:

 .     Create new Divisions of the Separate Account;

 .     Create new Separate Accounts and new Segments;

 .     Combine any two or more Separate Accounts, Segments or Divisions;

 .     Make available additional or alternative Divisions of the Separate Account investing in additional investment companies;


26  Other Information

 .     Invest the assets of the Separate Account in securities other than shares of the Funds. These securities can be substitutes for Fund shares already purchased or they can apply only to future purchases.

 .     Operate the Separate Account as a management investment company under the
      1940 Act or in any other form permitted by law;

 .     De-register the Separate Account under the 1940 Act in the event such registration is no longer required;

 .     Substitute one or more Funds for other funds with similar investment objectives;

 .     Delete Funds or close Funds to future investments; and

 .     Change the name of the Separate Account.

We have reserved all rights to the name MML Bay State Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use our name or part of it, but we also may withdraw this right.

Service Agreement

In addition to acting as an investment manager for the funds underlying the Divisions of the Separate Account, MassMutual performs certain investment and administrative duties for MML Bay State. MassMutual does this according to a written agreement. The agreement is renewed automatically each year, unless either party terminates it. Under this agreement, we pay MassMutual for salary costs and other services and an amount for indirect costs incurred through MML Bay State's use of MassMutual's personnel and facilities.

Bonding Arrangement

An insurance company blanket bond is maintained providing $75,000,000 coverage for officers and employees of MassMutual and MML Bay State (subject to a $350,000 deductible) and $75,000,000 for MassMutual's general agents and agents (also subject to a $350,000 deductible).

Legal Proceedings

We are not currently involved in any legal proceedings that would have a material impact on the Policy.

Year 2000

Like other businesses and governments around the world, MML Bay State could be adversely affected if the computer systems used by the company and those with which it does business do not properly recognize the year 2000. This is commonly known as the "Year 2000 issue."

In 1996, MML Bay State's parent company, MassMutual, began an enterprise-wide process of identifying, evaluating and implementing changes to computer systems and applications software to address the Year 2000 issue on its own behalf and on behalf of certain subsidiaries, including MML Bay State. MassMutual is addressing the Year 2000 issue internally with modifications to existing programs and conversions to new programs. MassMutual is also seeking assurances from vendors, customers, service providers, governments and others with which MassMutual and MML Bay State conduct business, to determine their Year 2000 readiness.

MassMutual has allocated a portion of the costs related to the Year 2000 issue to MML Bay State. The costs are currently being expensed and, when measured against net gain from operations before dividends, are not material to MML Bay State.

Experts

We have included the financial statements of MML Bay State, and the Variable Life Select segment of MML Bay State Variable Life Separate Account I, in this prospectus in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

PricewaterhouseCoopers LLP's report on the statutory financial statements of MML Bay State includes explanatory paragraphs relating to the use of statutory accounting practices rather than generally accepted accounting principles.

Craig Waddington, FSA, MAAA, Vice President for MassMutual, has examined the illustrations in Appendix D of this prospectus. We filed his opinion on the illustrations as an exhibit to the registration statement filed with the SEC.




                                                           Other Information  27

Appendix A


Definition of Terms

Account Value: The sum of the Variable Account Value and the Fixed Account Value of the Policy.

Principal Administrative Office: Our Principal Administrative Office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

Attained Age: The Issue Age of the Insured plus the number of completed Policy Years.

Beneficiary(ies): The person or persons specified by you to receive some or all of the Death Benefit at the Insured's death.

Cash Surrender Value: The amount payable to an Owner upon surrender of the Policy. It is equal to the Account Value less any Surrender Charges that apply and less any Policy Debt.

Death Benefit: The amount paid following receipt of due proof of the Insured's death. The amount is equal to the benefit provided by the Death Benefit Option in effect on the date of death less any Policy Debt outstanding and any unpaid Monthly Charges to the date of death.

Death Benefit Option: The Policy offers two Death Benefit Options for determination of the amount of the Death Benefit. The Death Benefit Option is elected at time of application and, subject to certain requirements, may be changed at a later date.

Fixed Account Value: The current Account Value that is allocated to the Guaranteed Principal Account.

Good Order: Generally, in Good Order means that we have received everything we need to process the transaction. For example, we may need certain forms completed and signed before we can process a transaction. Likewise, we cannot process certain financial transactions until we have received funds with proper instructions and authorizations.

Guaranteed Principal Account ("GPA"): Part of our General Account, the GPA is a fixed account to and from which you may make allocations and transfers.

Insured:  The person whose life this Policy insures.

Issue Age: The age of the Insured at his or her birthday nearest the Policy
Date.

Issue Date: The date on which the Policy is actually issued; it is also the date the suicide and contestability periods begin.

Minimum Face Amount: The Death Benefit needed for the Policy to qualify as life insurance under federal tax law.

Monthly Calculation Date: The monthly date on which the Monthly Charges for the Policy are due. The first Monthly Calculation Date is the Policy Date, and subsequent Monthly Calculation Dates are on the same day of each succeeding calendar month.

Monthly Charges: The charges assessed against the Policy Account Value each month.

Net Premium: The premium payment we receive in Good Order, minus the Premium Expense Charge.

Owner: The person or entity that owns the Policy.

Policy: The flexible premium variable whole life insurance policy offered by MML Bay State and described in this Prospectus.

Policy Anniversary Date: An anniversary of the Policy Date.

Policy Date: The date shown on the Policy that is the starting point for determining Policy Anniversary Dates, Policy Years, and Monthly Calculation Dates.

28   Appendix A

Policy Debt: All outstanding Policy loans plus accrued loan interest.

Policy Year: A twelve-month period commencing with the Policy Date or a Policy Anniversary Date.

Separate Account: The Policies' designated segment of the "MML Bay State Variable Life Separate Account I" established by MML Bay State and maintained under the laws of Connecticut. It is registered as a unit investment trust with the Securities and Exchange Commission under 1940 Act. The Separate Account is used to receive and invest Net Premiums for this Policy.

Target Premium: The level of premium payments used to determine commission payments. The Target Premium is based on the Issue Age, gender, and risk classification of the Insured.

Valuation Date: A date on which the net asset value of the shares of each Division of the Separate Account is determined. Generally, this will be any date on which the New York Stock Exchange (or its successor) is open for trading.

Variable Account Value: The total of the values of the accumulation units credited to the Policy in each Division of the Separate Account multiplied by your number of units in that Division.

We, us, our: Refer to MML Bay State.

Year of Coverage: For the initial Selected Face Amount, each Policy Year is a Year of Coverage. For any increase in the Selected Face Amount, each Year of Coverage is measured from the effective date of the increase.

You, your: Refer to the Owner of the Policy.


                                                                 Appendix A   29

Appendix B


Examples of the Impact of the Account Value and Premiums on the Policy Death Benefit


Example I - Death Benefit Option 1
--------------------------------------------------------------------------------

Assume the following:
--------------------------------------------------------------------------------

 .   Selected Face Amount is $1,000,000

 .   Account Value is $50,000

 .   Minimum Face Amount is $219,000

 .   No Policy Debt

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Based on these assumptions,

 .   the Death Benefit is $1,000,000.

If the Account Value increases to $80,000 and the Minimum Face Amount increases to $350,400,

 .   the Death Benefit remains at $1,000,000.

If the Account Value decreases to $30,000 and the Minimum Face Amount decreases to $131,400,

 .   the Death Benefit still remains at $1,000,000.


Example II - Death Benefit Option 2
--------------------------------------------------------------------------------

Assume the following:
--------------------------------------------------------------------------------

 .   Selected Face Amount is $1,000,000

 .   Account Value is $50,000

 .   Minimum Face Amount is $219,000

 .   No Policy Debt

Based on these assumptions,

 .   the Death Benefit is $1,050,000 (Selected Face Amount plus Account Value).

If the Account Value increases to $80,000 and the Minimum Face Amount increases to $350,400,

 .   the Death Benefit will increase to $1,080,000.

If the Account Value decreases to $30,000 and the Minimum Face Amount decreases to $131,400,

 .   the Death Benefit will decrease to $1,030,000.


Examples of Death Benefit Option Changes


Example I - Change from Option 2 to Option 1
--------------------------------------------------------------------------------

For a change from Option 2 to Option 1, the Selected Face Amount is increased by the amount of the Account Value on the effective date of the change.

     For example, if the Policy has a Selected Face Amount of $500,000 and an Account Value of $25,000, the Death Benefit under Option 2 is equal to the Selected Face Amount plus the Account Value, or $525,000. If you change from Option 2 to Option 1, the Death Benefit under Option 1 is equal to the Policy Selected Face Amount. Since the Death Benefit under the Policy does not change as the result of a Death Benefit Option change, the Selected Face Amount will be increased from $500,000 under Option 2 to $525,000 under Option 1 and the Death Benefit after the change will remain at $525,000.


Example II - Change from Option 1 to Option 2
--------------------------------------------------------------------------------

For a change from Option 1 to Option 2, the Selected Face Amount will be decreased by the amount of the Account Value on the effective date of the change.

     For example, if the Policy has a Selected Face Amount of $700,000 and an Account Value of $25,000, under Option 1 the Death Benefit is equal to the Selected Face Amount, or $700,000. If you change from Option 1 to Option 2, the Death Benefit under Option 2 is equal to the Selected Face Amount plus the Account Value. Since the Death Benefit does not change as the result of a Death Benefit Option change, the Selected Face Amount will be decreased by $25,000 to $675,000, and the Death Benefit under Option 2 after the change will remain $700,000.

30   Appendix B

Appendix C


Rates of Return

From time to time, we may report different types of historical performance for the Divisions of the Separate Account available under the Policy. We may report the average annual total returns of the funds over various time periods. These returns will reflect deductions for investment management fees and fund expenses and an annual deduction for the Mortality and Expense Risk Charge. The returns do not reflect any Policy charges, which, if included, would reduce performance.

On request, we will provide an illustration of Account Values and Cash Surrender Values for hypothetical Insureds of given ages, gender, risk classifications, premium levels and initial Selected Face Amounts. We will base the illustration either on actual historic fund performance or on a hypothetical investment return. The hypothetical return will be between 0% and 12%. The Cash Surrender Value figures will assume all fund charges, the Mortality and Expense Risk Charge, and all other Policy charges are deducted. The Account Value figures will assume all charges except the Surrender Charge are deducted.

We also may distribute sales literature comparing the Divisions of the Separate Account to established market indices, such as the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average. These comparisons may show the percentage change in the net asset values of the funds or in the Accumulation Unit Values. We also may make comparisons to the percentage change in values of other mutual funds with investment objectives similar to those of the Divisions of the Separate Account being compared.

Tables 1 and 2 show the Effective Annual Rates of Return and One Year Total Returns, respectively, of the funds based on the actual investment performance (after deduction of investment management fees and direct operating expenses) underlying each Division of the Separate Account. Table 1 shows figures for periods ended December 31, 1998, while Table 2 shows December 31 one- year total returns for each year shown. These rates do not reflect:

 .     the Mortality and Expense Risk Charges assessed against the Separate
      Account

 .     deductions from premiums or Monthly Charges assessed against the Account
      Value of the Policies

 .     the Policy's Surrender Charges

Therefore, these rates are not illustrative of how actual investment performance will affect the benefits under the Policy (see, however, Illustration of Death Benefits, Cash Surrender Values, and Accumulated Premiums, Appendix D). The rates of return shown are not necessarily indicative of future performance. You may consider these rates of return, however, in assessing the competence and performance of the investment advisers.

                                                                32   Appendix C

                                     TABLE 1

                        EFFECTIVE ANNUAL RATES OF RETURN
                             AS OF DECEMBER 31, 1998


---------------------------------------- ------------- ------------- ------------- ------------- -------------
                                            Since
Fund                                      Inception      15 Years      10 Years      5 Years        1 Year
---------------------------------------- ------------- ------------- ------------- ------------- -------------
MML Equity                                  14.84%        15.76%        16.39%        19.66%        16.20%
MML Managed Bond                            10.24%        10.16%         9.19%         7.07%         8.14%
MML Blend                                   13.67%        ---           13.70%        14.60%        13.56%
MML Money Market                             6.66%         6.16%         5.41%         4.95%         5.16%
Oppenheimer Capital Appreciation+           16.03%        ---           16.85%        22.10%        24.00%
Oppenheimer Aggressive Growth++             15.07%        ---           16.12%        13.06%        12.36%
Oppenheimer Global Securities               12.49%        ---           ---            9.67%        14.11%
Oppenheimer Strategic Bond                   6.79%        ---           ---            6.83%         2.90%
---------------------------------------- ------------- ------------- ------------- ------------- -------------

The figures in this Table do not reflect any charges at the Separate Account or Policy level.

+The Oppenheimer Growth Division invests in the Oppenheimer Capital Appreciation Fund/VA. Prior to May 1, 1999, the Oppenheimer Capital Appreciation Fund/VA was called the Oppenheimer Growth Fund.

++The Oppenheimer Capital Appreciation Division invests in the Oppenheimer Aggressive Growth Fund/VA. Prior to May 1, 1998, the Oppenheimer Aggressive Growth Fund/VA was called the Oppenheimer Capital Appreciation Fund.

*since inception.

Dates of inception:
MML Equity Fund - 9/15/71                    Oppenheimer Capital Appreciation Fund/VA - 4/3/85
MML Managed Bond Fund - 12/16/81             Oppenheimer Aggressive Growth Fund/VA - 8/15/86
MML Money Market Fund - 12/16/81             Oppenheimer Global Securities Fund/VA - 11/12/90
MML Blend Fund - 2/3/84                      Oppenheimer Strategic Bond Fund/VA - 5/3/93

32   Appendix C

                                     TABLE 2

                             ONE YEAR TOTAL RETURNS

----------------------------------------------------------------------------------------------------------------------

                          MML                     MML       Oppenheimer    Oppenheimer   Oppenheimer    Oppenheimer
 Year         MML       Managed       MML        Money        Capital       Aggressive      Global        Strategic
Ended       Equity       Bond        Blend       Market     Appreciation+    Growth++     Securities        Bond
----------------------------------------------------------------------------------------------------------------------
1998        16.20%        8.14%      13.56%       5.16%         24.00%        12.36%         14.11%          2.90%
1997        28.59%        9.91%      20.89%       5.18%         26.69%        11.67%         22.42%          8.71%
1996        20.25%        3.25%      13.95%       5.01%         25.20%        20.23%         17.80%         12.07%
1995        31.13%       19.14%      23.28%       5.58%         36.66%        32.52%          2.24%         15.33%
1994         4.10%       (3.76%)      2.48%       3.84%          0.97%        (7.59%)        (5.72%)        (3.78%)
1993         9.52%       11.81%       9.70%       2.75%          7.25%        27.32%         70.32%          4.25%*
1992        10.48%        7.31%       9.36%       3.48%         14.53%        15.42%         (7.11%)       ---
1991        25.56%       16.66%      24.00%       6.01%         25.54%        54.72%          3.39%        ---
1990        (0.51%)       8.38%       2.37%       8.12%         (8.21%)      (16.82%)         0.40%*       ---
1989        23.04%       12.83%      19.96%       9.16%         23.59%        27.57%        ---            ---
1988        16.68%        7.13%      13.40%       7.39%         22.09%        13.41%        ---            ---
1987         2.10%        2.60%       3.12%       6.49%          3.31%        14.34%        ---            ---
1986        20.15%       14.46%      18.30%       6.60%         17.76%        (1.65%)*      ---            ---
1985        30.54%       19.94%      24.88%       8.03%          9.50%*      ---            ---            ---
1984         5.40%       11.69%       8.24%*     10.39%        ---           ---            ---            ---
1983        22.85%        7.26%       ---         8.97%        ---           ---            ---            ---
1982        25.67%       22.79%*      ---        11.12%*       ---           ---            ---            ---
1981         6.67%        ---         ---         ---          ---           ---            ---            ---
1980        27.62%        ---         ---         ---          ---           ---            ---            ---
1979        19.54%        ---         ---         ---          ---           ---            ---            ---
1978         3.71%        ---         ---         ---          ---           ---            ---            ---
1977        (0.52%)       ---         ---         ---          ---           ---            ---            ---
1976        24.77%        ---         ---         ---          ---           ---            ---            ---
1975        32.85%        ---         ---         ---          ---           ---            ---            ---
1974       (17.61%)*      ---         ---         ---          ---           ---            ---            ---
----------------------------------------------------------------------------------------------------------------------

The figures in this Table do not reflect any charges at the Separate Account or Policy level.

+The Oppenheimer Growth Division invests in the Oppenheimer Capital Appreciation Fund/VA. Prior to May 1, 1999, the Oppenheimer Capital Appreciation Fund/VA was called the Oppenheimer Growth Fund.

++The Oppenheimer Capital Appreciation Division invests in the Oppenheimer Aggressive Growth Fund/VA. Prior to May 1, 1998, the Oppenheimer Aggressive Growth Fund/VA was called the Oppenheimer Capital Appreciation Fund.

*Since inception.

**Performance for the MML Equity Fund prior to 1974 is not available.

Dates of inception:
MML Equity Fund - 9/15/71           Oppenheimer Capital Appreciation Fund/VA - 4/3/85
MML Managed Bond Fund - 12/16/81    Oppenheimer Aggressive Growth Fund/VA - 8/15/86
MML Money Market Fund - 12/16/81    Oppenheimer Global Securities Fund/VA - 11/12/90
MML Blend Fund - 2/3/84             Oppenheimer Strategic Bond Fund/VA - 5/3/93


                                                                  Appendix C  33

Appendix D

Illustration of Death Benefits, Cash Surrender Values, and Accumulated Premiums

The following tables illustrate the way in which a Policy operates. They show how the Death Benefit and Cash Surrender Value could vary over an extended period of time assuming the funds experience hypothetical gross rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized), equal to constant gross annual rates of 0%, 6%, and 12%. The tables are based on annual premium payments of $1,200 for a Preferred Nonsmoker Male age 35. Preferred Nonsmoker is currently our best risk classification. Separate tables are shown for the current and guaranteed schedules of charges. These tables will assist in the comparison of Death Benefits and Cash Surrender Values for the Policy with those of other variable life policies.

The Death Benefits and Cash Surrender Values for a Policy would be different from the amounts shown if:

 .     the rates of return averaged 0%, 6%, and 12% over a period of years, but varied above and below that average in individual Policy Years

 .     any Policy loan were made during the period of time illustrated

 .     the rates of return for all funds averaged 0%, 6%, and 12% but varied above or below that average for particular funds.

The Death Benefits and Cash Surrender Values shown in Tables 1, 2, 3 and 4 reflect the following current charges:

 .     Administrative Charges of $6 per month per Policy in all Policy Years.

 .     Mortality Charges based on the current rates we are charging for Preferred
      Nonsmoker, fully underwritten risks.

 .     Mortality and Expense Risk Charges of 0.55% on an annual basis of the daily net asset value of the Separate Account in all Policy Years.

 .     Fund level expenses of 0.59% on an annual basis of the net asset value of the Separate Account. These expenses represent the unweighted average of all fund expenses.

The Death Benefits and Cash Surrender Values shown in Tables 5, 6, 7 and 8 reflect the following guaranteed maximum charges as well as the current fund level expenses.

 .     Administrative Charges equal to $9 per month per Policy in all years.

 .     Mortality Charges based on the Commissioners 1980 Standard Ordinary
      Nonsmoker Mortality Table.

 .     Mortality and Expense Risk Charges equal to 0.90% on an annual basis of the daily net asset value of the Separate Account in all years.

Cash Surrender Values shown in the Tables reflect the deduction of the applicable Administrative Surrender Charge (during the first 10 Policy Years) and the applicable Sales Loan Surrender Charge (during the first 15 Policy Years).

Taking the current Mortality and Expense Risk Charge and the fund level expenses into account, the gross rates of 0%, 6%, and 12% are (1.13%), 4.80%, and 10.73%, respectively, on a net basis.


34  Appendix D

TABLE 1

Flexible Premium Variable Whole Life Insurance Policy
Male Issue Age 35, Preferred Nonsmoker                                                  $1,200 Annual Premium
Death Benefit Option 1                                                                  $100,000 Selected Face Amount
Current Schedule of Charges

                                Death Benefit Assuming Hypothetical           Cash Surrender Value Assuming Hypothetical
                                 Gross Annual Investment Return of:               Gross Annual Investment Return of:
                           -----------------------------------------------  ----------------------------------------------
             Premiums
 End of   Accumulated at
 Policy     5% Interest
  Year       Per Year            0%              6%             12%               0%             6%             12%
-------------------------- -----------------------------------------------  ----------------------------------------------
    1          $1,260         $100,000       $100,000        $100,000             $149           $210            $272
    2          $2,583         $100,000       $100,000        $100,000             $998         $1,177          $1,364
    3          $3,972         $100,000       $100,000        $100,000           $1,853         $2,210          $2,596
    4          $5,431         $100,000       $100,000        $100,000           $2,712         $3,307          $3,977
    5          $6,962         $100,000       $100,000        $100,000           $3,552         $4,447          $5,497
    6          $8,570         $100,000       $100,000        $100,000           $4,464         $5,725          $7,263
    7         $10,259         $100,000       $100,000        $100,000           $5,363         $7,056          $9,207
    8         $12,032         $100,000       $100,000        $100,000           $6,240         $8,434         $11,339
    9         $13,893         $100,000       $100,000        $100,000           $7,094         $9,861         $13,678
    10        $15,848         $100,000       $100,000        $100,000           $7,926        $11,339         $16,248
    15        $27,189         $100,000       $100,000        $100,000          $11,570        $19,426         $33,418
    20        $41,663         $100,000       $100,000        $144,301          $14,364        $28,995         $61,144
    25        $60,136         $100,000       $100,000        $216,376          $16,670        $41,095        $106,066
    30        $83,713         $100,000       $100,000        $316,718          $17,392        $55,759        $176,937
    35       $113,804         $100,000       $115,853        $454,290          $15,632        $73,325        $287,525
    40       $152,208         $100,000       $133,825        $655,235           $9,685        $93,584        $458,206
    45       $201,222         $100,000       $152,710        $941,647               $0       $116,573        $718,815
    50       $263,778         $100,000       $174,816      $1,366,847               $0       $142,127      $1,111,258
-------------------------- -----------------------------------------------  ----------------------------------------------

                                                Account Value Assuming Hypothetical
                                                 Gross Annual Investment Return of:
                           ---------------------------------------------------------------
                               End of
                             Policy Year         0%             6%              12%
                           ---------------------------------------------------------------
                                  1              $915            $976          $1,038
                                  2            $1,812          $1,991          $2,178
                                  3            $2,690          $3,047          $3,433
                                  4            $3,549          $4,144          $4,814
                                  5            $4,389          $5,284          $6,334
                                  6            $5,209          $6,470          $8,009
                                  7            $6,008          $7,701          $9,853
                                  8            $6,785          $8,979         $11,884
                                  9            $7,540         $10,306         $14,123
                                 10            $8,271         $11,684         $16,594
                                 15           $11,579         $19,435         $33,426
                           ---------------------------------------------------------------

--------------------------------------------------------------------------------
Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.


                                                                  Appendix E  35

TABLE 2

Flexible Premium Variable Whole Life Insurance Policy
Male Issue Age 35, Preferred Nonsmoker                                                  $1,200 Annual Premium
Death Benefit Option 2                                                                  $100,000 Selected Face Amount
Current Schedule of Charges

                                Death Benefit Assuming Hypothetical           Cash Surrender Value Assuming Hypothetical
                                 Gross Annual Investment Return of:               Gross Annual Investment Return of:
                           -----------------------------------------------  ----------------------------------------------
             Premiums
 End of   Accumulated at
 Policy     5% Interest
  Year       Per Year            0%              6%             12%               0%             6%             12%
-------------------------- -----------------------------------------------  ----------------------------------------------
    1          $1,260         $100,914       $100,975        $101,036             $148           $209            $270
    2          $2,583         $101,807       $101,986        $102,172             $993         $1,172          $1,358
    3          $3,972         $102,680       $103,035        $103,420           $1,843         $2,198          $2,583
    4          $5,431         $103,533       $104,124        $104,791           $2,696         $3,287          $3,954
    5          $6,962         $104,363       $105,253        $106,295           $3,527         $4,416          $5,458
    6          $8,570         $105,173       $106,423        $107,949           $4,428         $5,678          $7,204
    7         $10,259         $105,959       $107,634        $109,764           $5,313         $6,989          $9,119
    8         $12,032         $106,719       $108,887        $111,757           $6,174         $8,342         $11,212
    9         $13,893         $107,455       $110,183        $113,946           $7,009         $9,738         $13,501
    10        $15,848         $108,164       $111,523        $116,351           $7,818        $11,177         $16,006
    15        $27,189         $111,304       $118,929        $132,492          $11,296        $18,921         $32,484
    20        $41,663         $113,821       $127,766        $158,751          $13,821        $27,766         $58,751
    25        $60,136         $115,698       $138,391        $207,801          $15,698        $38,391        $101,863
    30        $83,713         $115,646       $149,731        $304,738          $15,646        $49,731        $170,245
    35       $113,804         $112,670       $160,706        $437,638          $12,670        $60,706        $276,986
    40       $152,208         $105,234       $169,269        $631,803           $5,234        $69,269        $441,820
    45       $201,222         $100,000       $171,789        $908,767               $0        $71,789        $693,715
    50       $263,778         $100,000       $161,944      $1,320,463               $0        $61,944      $1,073,547
-------------------------- -----------------------------------------------  ----------------------------------------------

                                                Account Value Assuming Hypothetical
                                                 Gross Annual Investment Return of:
                           ---------------------------------------------------------------
                               End of
                             Policy Year         0%             6%              12%
                           ---------------------------------------------------------------
                                  1              $914            $975          $1,036
                                  2            $1,807          $1,986          $2,172
                                  3            $2,680          $3,035          $3,420
                                  4            $3,533          $4,124          $4,791
                                  5            $4,363          $5,253          $6,295
                                  6            $5,173          $6,423          $7,949
                                  7            $5,959          $7,634          $9,764
                                  8            $6,719          $8,887         $11,757
                                  9            $7,455         $10,183         $13,946
                                 10            $8,164         $11,523         $16,351
                                 15           $11,304         $18,929         $32,492
                           ---------------------------------------------------------------

--------------------------------------------------------------------------------
Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.


36  Appendix D

TABLE 3
Flexible Premium Variable Whole Life Insurance Policy

Female Issue Age 35, Preferred Nonsmoker                                                $1,200 Annual Premium
Death Benefit Option 1                                                                  $100,000 Selected Face Amount
Current Schedule of Charges

                                Death Benefit Assuming Hypothetical           Cash Surrender Value Assuming Hypothetical
                                 Gross Annual Investment Return of:               Gross Annual Investment Return of:
                           -----------------------------------------------  ----------------------------------------------
             Premiums
 End of   Accumulated at
 Policy     5% Interest
  Year       Per Year            0%              6%             12%               0%             6%             12%
-------------------------- -----------------------------------------------  ----------------------------------------------
    1          $1,260         $100,000       $100,000        $100,000             $196           $258            $320
    2          $2,583         $100,000       $100,000        $100,000           $1,058         $1,240          $1,429
    3          $3,972         $100,000       $100,000        $100,000           $1,944         $2,304          $2,695
    4          $5,431         $100,000       $100,000        $100,000           $2,814         $3,416          $4,093
    5          $6,962         $100,000       $100,000        $100,000           $3,663         $4,568          $5,630
    6          $8,570         $100,000       $100,000        $100,000           $4,582         $5,857          $7,414
    7         $10,259         $100,000       $100,000        $100,000           $5,492         $7,205          $9,381
    8         $12,032         $100,000       $100,000        $100,000           $6,385         $8,605         $11,543
    9         $13,893         $100,000       $100,000        $100,000           $7,260        $10,059         $13,921
    10        $15,848         $100,000       $100,000        $100,000           $8,117        $11,571         $16,538
    15        $27,189         $100,000       $100,000        $106,102          $11,980        $19,950         $34,109
    20        $41,663         $100,000       $100,000        $167,065          $15,301        $30,214         $62,571
    25        $60,136         $100,000       $100,000        $250,861          $18,416        $43,408        $109,070
    30        $83,713         $100,000       $118,600        $365,491          $20,662        $59,598        $183,664
    35       $113,804         $100,000       $137,719        $527,064          $21,767        $79,149        $302,911
    40       $152,208         $100,000       $156,856        $753,052          $21,012       $102,520        $492,191
    45       $201,222         $100,000       $178,906      $1,086,444          $16,285       $129,642        $787,278
    50       $263,778         $100,000       $202,019      $1,561,914           $2,855       $160,333      $1,239,614
-------------------------- -----------------------------------------------  ----------------------------------------------

                                                Account Value Assuming Hypothetical
                                                 Gross Annual Investment Return of:
                           ---------------------------------------------------------------
                               End of
                             Policy Year         0%             6%              12%
                           ---------------------------------------------------------------
                                  1              $930            $992          $1,053
                                  2            $1,840          $2,021          $2,210
                                  3            $2,730          $3,091          $3,482
                                  4            $3,601          $4,202          $4,880
                                  5            $4,449          $5,355          $6,417
                                  6            $5,277          $6,552          $8,109
                                  7            $6,087          $7,800          $9,976
                                  8            $6,880          $9,100         $12,038
                                  9            $7,655         $10,454         $14,316
                                 10            $8,412         $11,866         $16,833
                                 15           $11,987         $19,957         $34,116
                           ---------------------------------------------------------------

--------------------------------------------------------------------------------
Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.


                                                                  Appendix E  37

TABLE 4
Flexible Premium Variable Whole Life Insurance Policy

Female Issue Age 35, Preferred Nonsmoker                                                $1,200 Annual Premium
Death Benefit Option 2                                                                  $100,000 Selected Face Amount
Current Schedule of Charges

                                Death Benefit Assuming Hypothetical           Cash Surrender Value Assuming Hypothetical
                                 Gross Annual Investment Return of:               Gross Annual Investment Return of:
                           -----------------------------------------------  ----------------------------------------------
             Premiums
 End of   Accumulated at
 Policy     5% Interest
  Year       Per Year            0%              6%             12%               0%             6%             12%
-------------------------- -----------------------------------------------  ----------------------------------------------
    1          $1,260         $100,928       $100,990        $101,052             $195           $257            $318
    2          $2,583         $101,836       $102,016        $102,205           $1,054         $1,235          $1,423
    3          $3,972         $102,721       $103,081        $103,470           $1,935         $2,294          $2,683
    4          $5,431         $103,585       $104,184        $104,858           $2,799         $3,397          $4,071
    5          $6,962         $104,426       $105,325        $106,381           $3,639         $4,539          $5,594
    6          $8,570         $105,242       $106,508        $108,052           $4,547         $5,813          $7,357
    7         $10,259         $106,040       $107,736        $109,891           $5,445         $7,141          $9,297
    8         $12,032         $106,818       $109,013        $111,917           $6,323         $8,518         $11,422
    9         $13,893         $107,575       $110,338        $114,148           $7,180         $9,943         $13,753
    10        $15,848         $108,311       $111,715        $116,605           $8,016        $11,420         $16,310
    15        $27,189         $111,748       $119,517        $133,305          $11,741        $19,510         $33,298
    20        $41,663         $114,869       $129,233        $162,701          $14,869        $29,233         $60,937
    25        $60,136         $117,688       $141,392        $244,767          $17,688        $41,392        $106,420
    30        $83,713         $119,416       $155,686        $357,005          $19,416        $55,686        $179,399
    35       $113,804         $119,687       $172,193        $515,186          $19,687        $72,193        $296,084
    40       $152,208         $117,617       $190,404        $736,460          $17,617        $90,404        $481,346
    45       $201,222         $110,885       $207,984      $1,063,036          $10,885       $107,984        $770,316
    50       $263,778         $100,000       $220,001      $1,529,242               $0       $120,001      $1,213,684
-------------------------- -----------------------------------------------  ----------------------------------------------

                                                Account Value Assuming Hypothetical
                                                 Gross Annual Investment Return of:
                           ---------------------------------------------------------------
                               End of
                             Policy Year         0%             6%              12%
                           ---------------------------------------------------------------
                                  1              $928            $990          $1,052
                                  2            $1,836          $2,016          $2,205
                                  3            $2,721          $3,081          $3,470
                                  4            $3,585          $4,184          $4,858
                                  5            $4,426          $5,325          $6,381
                                  6            $5,242          $6,508          $8,052
                                  7            $6,040          $7,736          $9,891
                                  8            $6,818          $9,013         $11,917
                                  9            $7,575         $10,338         $14,148
                                 10            $8,311         $11,715         $16,605
                                 15           $11,748         $19,517         $33,305
                           ---------------------------------------------------------------

--------------------------------------------------------------------------------
Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.


38  Appendix D

TABLE 5
Flexible Premium Variable Whole Life Insurance Policy

Male Issue Age 35, Preferred Nonsmoker                                                  $1,200 Annual Premium
Death Benefit Option 1                                                                  $100,000 Selected Face Amount
Guaranteed Schedules of Mortality and Expense Charges
  and Current Fund Level Charges


                                Death Benefit Assuming Hypothetical           Cash Surrender Value Assuming Hypothetical
                                 Gross Annual Investment Return of:               Gross Annual Investment Return of:
                           -----------------------------------------------  ----------------------------------------------
             Premiums
 End of   Accumulated at
 Policy     5% Interest
  Year       Per Year            0%              6%             12%               0%             6%             12%
-------------------------- -----------------------------------------------  ----------------------------------------------
    1          $1,260         $100,000       $100,000        $100,000              $96           $156            $215
    2          $2,583         $100,000       $100,000        $100,000             $891         $1,064          $1,243
    3          $3,972         $100,000       $100,000        $100,000           $1,690         $2,030          $2,399
    4          $5,431         $100,000       $100,000        $100,000           $2,489         $3,053          $3,690
    5          $6,962         $100,000       $100,000        $100,000           $3,265         $4,111          $5,103
    6          $8,570         $100,000       $100,000        $100,000           $4,109         $5,294          $6,743
    7         $10,259         $100,000       $100,000        $100,000           $4,935         $6,521          $8,538
    8         $12,032         $100,000       $100,000        $100,000           $5,735         $7,783         $10,496
    9         $13,893         $100,000       $100,000        $100,000           $6,507         $9,080         $12,632
    10        $15,848         $100,000       $100,000        $100,000           $7,252        $10,415         $14,967
    15        $27,189         $100,000       $100,000        $100,000          $10,335        $17,480         $30,230
    20        $41,663         $100,000       $100,000        $127,682          $12,072        $25,130         $54,102
    25        $60,136         $100,000       $100,000        $184,885          $12,164        $33,468         $90,630
    30        $83,713         $100,000       $100,000        $259,978           $9,577        $42,204        $145,239
    35       $113,804         $100,000       $100,000        $355,136           $1,994        $50,704        $224,770
    40       $152,208         $100,000       $100,000        $482,412               $0        $58,029        $337,351
    45       $201,222         $100,000       $100,000        $642,980               $0        $61,981        $490,825
    50       $263,778         $100,000       $100,000        $854,089               $0        $57,122        $694,381
-------------------------- -----------------------------------------------  ----------------------------------------------

                                                Account Value Assuming Hypothetical
                                                 Gross Annual Investment Return of:
                           ---------------------------------------------------------------
                               End of
                             Policy Year         0%             6%              12%
                           ---------------------------------------------------------------
                                  1              $862            $922            $981
                                  2            $1,705          $1,878          $2,057
                                  3            $2,527          $2,867          $3,236
                                  4            $3,326          $3,890          $4,527
                                  5            $4,102          $4,948          $5,940
                                  6            $4,854          $6,040          $7,488
                                  7            $5,580          $7,166          $9,183
                                  8            $6,280          $8,328         $11,041
                                  9            $6,952          $9,525         $13,077
                                 10            $7,598         $10,760         $15,312
                                 15           $10,344         $17,489         $30,239
                           ---------------------------------------------------------------

--------------------------------------------------------------------------------
Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.


                                                                  Appendix E  39

TABLE 6
Flexible Premium Variable Whole Life Insurance Policy

Male Issue Age 35, Preferred Nonsmoker                                                  $1,200 Annual Premium
Death Benefit Option 2                                                                  $100,000 Selected Face Amount
Guaranteed Schedules of Mortality and Expense Charges
  and Current Fund Level Charges

                                Death Benefit Assuming Hypothetical           Cash Surrender Value Assuming Hypothetical
                                 Gross Annual Investment Return of:               Gross Annual Investment Return of:
                           -----------------------------------------------  ----------------------------------------------
             Premiums
 End of   Accumulated at
 Policy     5% Interest
  Year       Per Year            0%              6%             12%               0%             6%             12%
-------------------------- -----------------------------------------------  ----------------------------------------------
    1          $1,260         $100,860       $100,920        $100,979              $94           $154            $213
    2          $2,583         $101,700       $101,872        $102,051             $886         $1,058          $1,237
    3          $3,972         $102,517       $102,856        $103,223           $1,680         $2,019          $2,386
    4          $5,431         $103,310       $103,870        $104,503           $2,473         $3,033          $3,666
    5          $6,962         $104,077       $104,916        $105,901           $3,240         $4,079          $5,064
    6          $8,570         $104,817       $105,992        $107,427           $4,072         $5,247          $6,682
    7         $10,259         $105,530       $107,098        $109,093           $4,884         $6,453          $8,447
    8         $12,032         $106,213       $108,234        $110,912           $5,668         $7,689         $10,366
    9         $13,893         $106,866       $109,400        $112,897           $6,421         $8,954         $12,451
    10        $15,848         $107,488       $110,595        $115,065           $7,143        $10,250         $14,720
    15        $27,189         $110,059       $116,965        $129,272          $10,051        $16,957         $29,264
    20        $41,663         $111,465       $123,756        $151,233          $11,465        $23,756         $51,233
    25        $60,136         $111,002       $130,166        $184,845          $11,002        $30,166         $84,845
    30        $83,713         $107,611       $134,737        $243,272           $7,611        $34,737        $135,906
    35       $113,804         $100,000       $134,515        $333,105               $0        $34,515        $210,826
    40       $152,208         $100,000       $124,341        $453,320               $0        $24,341        $317,007
    45       $201,222         $100,000       $100,000        $605,277               $0             $0        $462,043
    50       $263,778         $100,000       $100,000        $805,672               $0             $0        $655,018
-------------------------- -----------------------------------------------  ----------------------------------------------

                                                Account Value Assuming Hypothetical
                                                 Gross Annual Investment Return of:
                           ---------------------------------------------------------------
                               End of
                             Policy Year         0%             6%              12%
                           ---------------------------------------------------------------
                                  1              $860            $920            $979
                                  2            $1,700          $1,872          $2,051
                                  3            $2,517          $2,856          $3,223
                                  4            $3,310          $3,870          $4,503
                                  5            $4,077          $4,916          $5,901
                                  6            $4,817          $5,992          $7,427
                                  7            $5,530          $7,098          $9,093
                                  8            $6,213          $8,234         $10,912
                                  9            $6,866          $9,400         $12,897
                                 10            $7,488         $10,595         $15,065
                                 15           $10,059         $16,965         $29,272
                           ---------------------------------------------------------------

--------------------------------------------------------------------------------
Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.


40  Appendix D

TABLE 7
Flexible Premium Variable Whole Life Insurance Policy

Female Issue Age 35, Preferred Nonsmoker                                                $1,200 Annual Premium
Death Benefit Option 1                                                                  $100,000 Selected Face Amount
Guaranteed Schedules of Mortality and Expense Charges
  and Current Fund Level Charges

                                Death Benefit Assuming Hypothetical           Cash Surrender Value Assuming Hypothetical
                                 Gross Annual Investment Return of:               Gross Annual Investment Return of:
                           -----------------------------------------------  ----------------------------------------------
             Premiums
 End of   Accumulated at
 Policy     5% Interest
  Year       Per Year            0%              6%             12%               0%             6%             12%
-------------------------- -----------------------------------------------  ----------------------------------------------
    1          $1,260         $100,000       $100,000        $100,000             $150           $210            $271
    2          $2,583         $100,000       $100,000        $100,000             $966         $1,141          $1,323
    3          $3,972         $100,000       $100,000        $100,000           $1,802         $2,148          $2,523
    4          $5,431         $100,000       $100,000        $100,000           $2,621         $3,195          $3,842
    5          $6,962         $100,000       $100,000        $100,000           $3,415         $4,277          $5,287
    6          $8,570         $100,000       $100,000        $100,000           $4,278         $5,486          $6,962
    7         $10,259         $100,000       $100,000        $100,000           $5,122         $6,739          $8,795
    8         $12,032         $100,000       $100,000        $100,000           $5,939         $8,028         $10,795
    9         $13,893         $100,000       $100,000        $100,000           $6,732         $9,357         $12,980
    10        $15,848         $100,000       $100,000        $100,000           $7,500        $10,727         $15,371
    15        $27,189         $100,000       $100,000        $100,000          $10,732        $18,039         $31,052
    20        $41,663         $100,000       $100,000        $148,192          $12,895        $26,288         $55,503
    25        $60,136         $100,000       $100,000        $214,424          $14,042        $35,950         $93,228
    30        $83,713         $100,000       $100,000        $300,692          $13,823        $47,368        $151,101
    35       $113,804         $100,000       $105,365        $413,667          $10,885        $60,555        $237,740
    40       $152,208         $100,000       $114,875        $559,246           $3,132        $75,082        $365,520
    45       $201,222         $100,000       $123,670        $752,210               $0        $89,616        $545,079
    50       $263,778         $100,000       $130,250        $995,428               $0       $103,373        $790,022
-------------------------- -----------------------------------------------  ----------------------------------------------


                                                Account Value Assuming Hypothetical
                                                 Gross Annual Investment Return of:
                           ---------------------------------------------------------------
                               End of
                             Policy Year         0%             6%              12%
                           ---------------------------------------------------------------
                                  1              $884            $944          $1,004
                                  2            $1,747          $1,922          $2,104
                                  3            $2,588          $2,934          $3,309
                                  4            $3,407          $3,981          $4,629
                                  5            $4,202          $5,063          $6,074
                                  6            $4,973          $6,181          $7,657
                                  7            $5,716          $7,334          $9,390
                                  8            $6,434          $8,523         $11,290
                                  9            $7,127          $9,752         $13,375
                                 10            $7,795         $11,022         $15,666
                                 15           $10,739         $18,046         $31,059
                           ---------------------------------------------------------------

--------------------------------------------------------------------------------
Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.

                                                                  Appendix E  41

TABLE 8
Flexible Premium Variable Whole Life Insurance Policy
Female Issue Age 35, Preferred Nonsmoker                                                $1,200 Annual Premium
Death Benefit Option 2                                                                  $100,000 Selected Face Amount
Guaranteed Schedules of Mortality and Expense Charges
  and Current Fund Level Charges

                                Death Benefit Assuming Hypothetical           Cash Surrender Value Assuming Hypothetical
                                 Gross Annual Investment Return of:               Gross Annual Investment Return of:
                           -----------------------------------------------  ----------------------------------------------
              Premiums
 End of    Accumulated at
 Policy      5% Interest
  Year       Per Year            0%              6%             12%               0%             6%             12%
-------------------------- -----------------------------------------------  ----------------------------------------------
    1          $1,260         $100,882       $100,942        $101,002             $149           $209            $269
    2          $2,583         $101,743       $101,917        $102,099             $961         $1,136          $1,318
    3          $3,972         $102,579       $102,924        $103,298           $1,793         $2,137          $2,511
    4          $5,431         $103,392       $103,963        $104,608           $2,605         $3,177          $3,821
    5          $6,962         $104,179       $105,034        $106,038           $3,392         $4,248          $5,252
    6          $8,570         $104,939       $106,138        $107,601           $4,244         $5,443          $6,906
    7         $10,259         $105,670       $107,271        $109,307           $5,075         $6,676          $8,712
    8         $12,032         $106,372       $108,437        $111,170           $5,877         $7,942         $10,675
    9         $13,893         $107,047       $109,636        $113,207           $6,652         $9,241         $12,812
    10        $15,848         $107,693       $110,870        $115,436           $7,398        $10,575         $15,141
    15        $27,189         $110,480       $117,569        $130,179          $10,472        $17,562         $30,172
    20        $41,663         $112,356       $125,077        $153,367          $12,356        $25,077         $53,367
    25        $60,136         $113,059       $133,205        $206,457          $13,059        $33,205         $89,764
    30        $83,713         $112,185       $141,562        $290,058          $12,185        $41,562        $145,758
    35       $113,804         $108,313       $148,431        $399,537           $8,313        $48,431        $229,619
    40       $152,208         $100,000       $151,264        $540,674               $0        $51,264        $353,382
    45       $201,222         $100,000       $142,737        $727,969               $0        $42,737        $527,514
    50       $263,778         $100,000       $111,101        $964,645               $0        $11,101        $765,592
-------------------------- -----------------------------------------------  ----------------------------------------------


                                                Account Value Assuming Hypothetical
                                                 Gross Annual Investment Return of:
                           ---------------------------------------------------------------
                               End of
                             Policy Year         0%             6%              12%
                           ---------------------------------------------------------------
                                  1              $882            $942          $1,002
                                  2            $1,743          $1,917          $2,099
                                  3            $2,579          $2,924          $3,298
                                  4            $3,392          $3,963          $4,608
                                  5            $4,179          $5,034          $6,038
                                  6            $4,939          $6,138          $7,601
                                  7            $5,670          $7,271          $9,307
                                  8            $6,372          $8,437         $11,170
                                  9            $7,047          $9,636         $13,207
                                 10            $7,693         $10,870         $15,436
                                 15           $10,480         $17,569         $30,179
                           ---------------------------------------------------------------

--------------------------------------------------------------------------------
Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.

42   Appendix D

Appendix E


Directors of MML Bay State Life Insurance Company

Name, Position, Business Address                  Principal Occupation(s) During Past Five Years

Lawrence V. Burkett, Jr., Director, President     MML Bay State
and Chief Executive Officer                          Director, President and Chief Executive Officer (since 1996)
1295 State Street                                 MassMutual
Springfield, MA  01111                               Executive Vice President and General Counsel (since 1993)
                                                     Senior Vice President and Deputy General Counsel (1992-1993)

John B. Davies, Director                          MML Bay State
1295 State Street                                    Director (since 1996)
Springfield, MA  01111                            MassMutual
                                                     Executive Vice President (since 1994)
                                                     Associate Executive Vice President (1994-1994)
                                                     General Agent (1982-1993)

Isadore Jermyn, Director and Senior Vice          MML Bay State
President and Actuary                                Director (since 1990)
1295 State Street                                    Senior Vice President and Actuary (since 1996)
Springfield, MA  01111                            MassMutual
                                                     Senior Vice President and Actuary (since 1999 and 1995-1998)
                                                     Senior Vice President and Chief Actuary (1998-1999)
                                                     Vice President and Actuary (1980-1995)

James E. Miller, Director and Senior Vice         MML Bay State
President-Life Operations                            Director and Senior Vice President-Life Operations (since 1998)
140 Garden Street                                 MassMutual
Hartford, CT  06154                                  Executive Vice President (since 1997 and 1987-1996)
                                                  UniCare Life & Health
                                                     Senior Vice President (1996-1997)

Robert J. O'Connell, Director                     MML Bay State
1295 State Street                                    Director (since 1999)
Springfield, MA  01111                            MassMutual
                                                     President and Chief Executive Officer (since 1999)
                                                  American International Group, Inc.
                                                     Senior Vice President (1991-1998)
                                                  AIG Life Companies
                                                     President and Chief Executive Officer (1991-1998)

                                                                 Appendix E   43

Name, Position, Business Address                  Principal Occupation(s) During Past Five Years

Stuart H. Reese, Director and Senior Vice         MML Bay State
President-Investments                                Director (since 1994) and Senior Vice President-Investments (since
1295 State Street                                    1996)
Springfield, MA  01111                            MassMutual
                                                     Senior Vice President (since 1993)
                                                  Aetna Life and Casualty and Affiliates
                                                     Investment Manager (1979-1993)

Principal Officers (other than those who are also Directors):
Anne Melissa Dowling, Senior Vice                 MML Bay State
President-Large Corporate Marketing                  Senior Vice President-Large Corporate Marketing (since 1996);
140 Garden Street                                    Director (1996-1998)
Hartford, CT  06154                               MassMutual
                                                     Senior Vice President (since 1996)
                                                  Connecticut Mutual Life Insurance Company
                                                     Chief Investment Officer (1994-1996)
                                                  Travelers Insurance Co.
                                                     Senior Vice President-International (1987-1993)

Edward M. Kline, Treasurer                        MML Bay State
1295 State Street                                    Treasurer (since 1997)
Springfield, MA  01111                            MassMutual
                                                     Vice President (since 1989) and Treasurer (since 1997)

Ann F. Lomeli, Secretary                          MML Bay State
1295 State Street                                    Vice President (since 1997) and Secretary (since 1998)
Springfield, MA  01111                            MassMutual
                                                     Vice President, Secretary and Deputy General Counsel
                                                     (since 1999)
                                                     Vice President, Secretary and Associate General Counsel
                                                     (1998-1999)
                                                     Vice President, Associate Secretary and Associate General
                                                     Counsel   (1996-1998)
                                                  Connecticut Mutual Life Insurance Company
                                                     Corporate Secretary and Counsel (1988-1996)

44   Appendix E

Report Of Independent Accountants

To the Board of Directors and Policyowners of MML Bay State Life Insurance Company

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the divisions of the Variable Life Select segment of MML Bay State Variable Life Separate Account I (hereafter referred to as "the Account") at December 31, 1998, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 1998 by correspondence with the investment companies, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP


Springfield, Massachusetts
February 25, 1999

MML Bay State Variable Life Separate Account I - Variable Life Select

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998


                                                             MML            MML
                                               MML          Money         Managed          MML
                                              Equity        Market          Bond          Blend
                                             Division      Division       Division       Division
                                        ---------------- ------------- -------------- --------------
ASSETS
Investments
  Number of shares (Note 2)                   3,677,702     8,346,090        350,719      1,537,897
                                        ================ ============= ============== ==============
  Identified cost (Note 3B)               $ 126,297,931   $ 8,346,090    $ 4,388,666   $ 37,090,174
                                        ================ ============= ============== ==============
  Value (Note 3A)                         $ 144,157,632   $ 8,346,090    $ 4,417,795   $ 38,575,323
Dividends receivable                          7,300,737        33,047         80,011      2,416,514
                                        ---------------- ------------- -------------- --------------
       Total assets                         151,458,369     8,379,137      4,497,806     40,991,837
                                        ================ ============= ============== ==============

LIABILITIES
Payable to MML Bay State
  Life Insurance Company                        307,832        38,457         13,471         87,934
                                        ---------------- ------------- -------------- --------------
NET ASSETS                                $ 151,150,537    $8,340,680    $ 4,484,335   $ 40,903,903
                                        ================ ============= ============== ==============

Net Assets:
For variable life insurance policies      $ 151,140,715   $ 8,334,905    $ 4,477,854   $ 40,895,553
Retained in Variable Life
  Separate Account I by
  MML Bay State
   Life Insurance Company                         9,822         5,775          6,481          8,350
                                        ---------------- ------------- -------------- --------------
       Net assets                         $ 151,150,537   $ 8,340,680    $ 4,484,335   $ 40,903,903
                                        ================ ============= ============== ==============

Accumulation units (Note 8)
  Policyowners                               76,943,999     7,138,680      3,454,600     24,489,693
  MML Bay State Life
   Insurance Company                              5,000         5,000          5,000          5,000
                                        ---------------- ------------- -------------- --------------
  Total units:                               76,948,999     7,143,680      3,459,600     24,494,693
                                        ================ ============= ============== ==============

NET ASSET VALUE PER
  ACCUMULATION UNIT
  December 31, 1998                       $        1.96   $      1.17    $      1.30   $       1.67
  December 31, 1997                                1.70          1.12           1.21           1.48
  December 31, 1996                                1.33          1.07           1.10           1.23
  December 31, 1995                                1.11          1.02           1.07           1.08


                                          *Oppenheimer                     Oppenheimer     Oppenheimer
                                             Capital       Oppenheimer        Global        Strategic
                                          Appreciation        Growth        Securities        Bond
                                            Division         Division        Division       Division
                                        ---------------- --------------- --------------- --------------
ASSETS
Investments
  Number of shares (Note 2)                     850,522         938,596       1,107,740        801,339
                                        ================ =============== ==============  ==============
  Identified cost (Note 3B)                $ 33,654,941    $ 28,793,292    $ 21,915,360    $ 4,085,927
                                        ================ =============== =============== ==============
  Value (Note 3A)                          $ 38,128,891    $ 34,418,326    $ 24,447,825    $ 4,102,856
Dividends receivable                                  -               -               -              -
                                        ---------------- --------------- --------------- --------------
       Total assets                          38,128,891      34,418,326      24,447,825      4,102,856

LIABILITIES
Payable to MML Bay State
  Life Insurance Company                         15,462          74,765          28,575         10,627
                                        ---------------- --------------- --------------- --------------
NET ASSETS                                 $ 38,113,429    $ 34,343,561    $ 24,419,250    $ 4,092,229
                                        ================ =============== =============== ==============

Net Assets:
For variable life insurance policies       $ 38,104,940    $ 34,332,848    $ 24,411,353    $ 4,085,672
Retained in Variable Life
  Separate Account I by
  MML Bay State
  Life Insurance Company                          8,489          10,713           7,897          6,557
                                        ---------------- --------------- --------------- --------------
       Net assets                          $ 38,113,429    $ 34,343,561    $ 24,419,250    $ 4,092,229
                                        ================ =============== =============== ==============

Accumulation units (Note 8)
  Policyowners                               22,442,745      16,022,633      15,454,923      3,115,463
  MML Bay State Life
    Insurance Company                             5,000           5,000           5,000          5,000
                                        ---------------- --------------- --------------- --------------
  Total units:                               22,447,745      16,027,633      15,459,923      3,120,463
                                        ================ =============== =============== ==============

NET ASSET VALUE PER
  ACCUMULATION UNIT
  December 31, 1998                        $       1.70    $       2.14    $       1.58    $      1.31
  December 31, 1997                                1.52            1.74            1.39           1.28
  December 31, 1996                                1.37            1.38            1.14           1.19
  December 31, 1995                                1.14            1.11            0.98           1.06



*This division invests in the Oppenheimer Aggressive Growth Fund. Prior to May 1, 1998, the Oppenheimer Aggressive Growth Fund was called the Oppenheimer Capital Appreciation Fund.


                       See Notes to Financial Statements

MML Bay State Variable Life Separate Account I - Variable Life Select

STATEMENT OF OPERATIONS

For The Year Ended December 31, 1998

                                                   MML           MML
                                     MML           Money        Managed         MML
                                    Equity         Market         Bond         Blend
                                   Division       Division      Division      Division
                               --------------- ------------- ------------- -------------
Investment income
Dividends (Note 3B)               $ 7,301,629     $ 223,257     $ 234,089   $ 3,194,627

Expenses
Mortality and expense risk fees
  (Note 4)                            621,139        24,542        18,734       167,440
                               --------------- ------------- ------------- -------------

Net investment income (Note 3C)     6,680,490       198,715       215,355     3,027,187
                               --------------- ------------- ------------- -------------

Net realized and unrealized
gain (loss) on investments
Net realized gain (loss) on
  investments (Notes 3B, 3C and 6)    875,426             -        34,872       196,877
Change in net unrealized
  appreciation  of investments      9,518,929             -        (9,041)      616,511
                               --------------- ------------- ------------- -------------

Net gain on investments            10,394,355             -        25,831       813,388
                               --------------- ------------- ------------- -------------

Net increase in net assets
  resulting from operations      $ 17,074,845      $198,715     $ 241,186   $ 3,840,575
                               =============== ============= ============= =============

                                   *Oppenheimer                   Oppenheimer   Oppenheimer
                                      Capital      Oppenheimer      Global       Strategic
                                   Appreciation      Growth       Securities        Bond
                                     Division       Division       Division       Division
                                   ------------ -------------- -------------- -------------
Investment income
Dividends (Note 3B)                  $ 676,989    $ 1,721,028    $ 1,451,600      $ 75,024

Expenses
Mortality and expense risk fees
  (Note 4)                             153,672        126,533         97,388        16,783
                                   ------------ -------------- -------------- -------------

Net investment income (Note 3C)        523,317      1,594,495      1,354,212        58,241
                                   ------------ -------------- -------------- -------------

Net realized and unrealized
gain (loss) on investments
Net realized gain (loss) on
  investments (Notes 3B, 3C and 6)     192,463        170,766        195,281        (2,892)
Change in net unrealized
  appreciation  of investments       2,975,922      3,613,954        950,039        16,337
                                   ------------ -------------- -------------- -------------

Net gain on investments              3,168,385      3,784,720      1,145,320        13,445
                                   ------------ -------------- -------------- -------------

Net increase in net assets
  resulting from operations         $3,691,702     $5,379,215     $2,499,532      $ 71,686
                                   ============ ============== ============== =============



*This division invests in the Oppenheimer Aggressive Growth Fund. Prior to May 1, 1998, the Oppenheimer Aggressive Growth Fund was called the Oppenheimer Capital Appreciation Fund.


                       See Notes to Financial Statements

MML Bay State Variable Life Separate Account I - Variable Life Select

STATEMENT OF CHANGES IN NET ASSETS

For The Year Ended December 31, 1998

                                                        MML           MML
                                        MML            Money        Managed
                                      Equity          Market          Bond
                                     Division        Division       Division
                                    -------------  -------------  -------------
Increase (decrease) in net assets
Operations:
  Net investment income             $   6,680,490  $     198,715  $     215,355
  Net realized gain (loss) on
   investments                            875,426              -         34,872
  Change in net unrealized
   appreciation of investments          9,518,929              -         (9,041)
                                    -------------  -------------  -------------

Net increase in net assets
  resulting from operations            17,074,845        198,715        241,186
                                    -------------  -------------  -------------

Capital transactions: (Note 8)
  Transfer of net premium              71,136,978      8,257,409      2,367,917
  Transfer of surrender values         (1,766,071)       (34,397)      (229,578)
  Transfer due to death benefits         (137,357)             -         (1,040)
  Transfer due  to policy loans        (1,072,909)      (109,076)       (14,279)
  Transfer due to reimbursement
   (payment) of accumulation
   unit value fluctuation                  14,763          2,000            709
  Withdrawal due to charges for
   administrative and insurance
   costs                              (17,757,523)      (542,223)      (511,067)
  Divisional transfers                    783,148     (2,526,156)       (11,706)
                                    -------------  -------------  -------------
  Net increase in net assets
   resulting from capital
   transactions                        51,201,029      5,047,557      1,600,956
                                    -------------  -------------  -------------
Total increase                         68,275,874      5,246,272      1,842,142

NET ASSETS, at beginning
  of the year                          82,874,663      3,094,408      2,642,193
                                    -------------  -------------  -------------

NET ASSETS, at end
  of the year                       $ 151,150,537  $   8,340,680  $   4,484,335
                                    =============  =============  =============

                                                  *Oppenheimer                   Oppenheimer     Oppenheimer
                                      MML           Capital       Oppenheimer       Global        Strategic
                                     Blend        Appreciation      Growth        Securities        Bond
                                    Division        Division       Division        Division       Division
                                  -------------- --------------- -------------- --------------- --------------
Increase (decrease) in net assets
Operations:
  Net investment income           $   3,027,187  $      523,317  $   1,594,495  $    1,354,212  $      58,241
  Net realized gain (loss) on
   investments                          196,877         192,463        170,766         195,281         (2,892)
  Change in net unrealized
   appreciation of investments          616,511       2,975,922      3,613,954         950,039         16,337
                                  -------------- --------------- -------------- --------------- --------------
Net increase in net assets
  resulting from operations           3,840,575       3,691,702      5,379,215       2,499,532         71,686
                                  -------------- --------------- -------------- --------------- --------------
Capital transactions: (Note 8)
  Transfer of net premium            19,405,872      18,563,412     17,098,768      12,458,170      2,530,414
  Transfer of surrender values         (417,314)       (432,625)      (256,534)       (284,443)       (17,152)
  Transfer due to death benefits        (46,880)       (106,433)       (12,668)         (7,294)        (1,674)
  Transfer due  to policy loans        (471,044)       (296,606)      (263,718)       (191,238)       (22,900)
  Transfer due to reimbursement
   (payment) of accumulation
   unit value fluctuation                 5,081          20,261         31,873         (58,727)        (1,687)
  Withdrawal due to charges for
   administrative and insurance
   costs                             (4,205,305)     (4,733,578)    (3,739,719)     (2,903,113)      (413,127)
  Divisional transfers                1,026,966         229,295        626,822         289,625       (417,994)
                                  -------------- --------------- -------------- --------------- --------------
  Net increase in net assets
   resulting from capital
   transactions                      15,297,376      13,243,726     13,484,824       9,302,980      1,655,880
                                  -------------- --------------- -------------- --------------- --------------
Total increase                       19,137,951      16,935,428     18,864,039      11,802,512      1,727,566

NET ASSETS, at beginning
  of the year                        21,765,952      21,178,001     15,479,522      12,616,738      2,364,663
                                  -------------- --------------- -------------- --------------- --------------
NET ASSETS, at end
  of the year                     $  40,903,903  $   38,113,429  $  34,343,561  $   24,419,250  $   4,092,229
                                  ============== =============== ============== =============== ==============

*This division invests in the Oppenheimer Aggressive Growth Fund. Prior to
May 1, 1998, the Oppenheimer Aggressive Growth Fund was called the Oppenheimer Capital Appreciation Fund.

                      See Notes to Financial Statements.

MML Bay State Variable Life Separate Account I - Variable Life Select

STATEMENT OF CHANGES IN NET ASSETS

For The Year Ended December 31 ,1997

                                                            MML             MML
                                           MML             Money          Managed           MML
                                          Equity           Market           Bond           Blend
                                         Division         Division        Division        Division
                                    ----------------- --------------- --------------- ---------------
Increase (decrease) in net assets
Operations:
  Net investment income                  $ 5,915,691       $ 120,607       $ 104,933     $ 1,831,585
  Net realized gain
   on investments                            314,328               -          11,096         192,644
Change in net unrealized
  appreciation of investments              6,705,777               -          32,580         698,006
                                    ----------------- --------------- --------------- ---------------

Net increase in net assets
  resulting from operations               12,935,796         120,607         148,609       2,722,235
                                    ----------------- --------------- --------------- ---------------

Capital transactions: (Note 8)
  Transfer of net premium                 49,505,889       4,018,818       1,801,060      11,831,312
  Transfer of surrender values              (514,100)           (854)        (27,128)        (72,260)
  Transfer due to death benefits             (16,424)           (610)            (46)         (1,153)
  Transfer due  to policy loans             (513,864)         (6,886)        (25,901)        (84,855)
  Transfer due to reimbursement
   (payment) of accumulation
   unit value fluctuation                      4,922          (1,823)           (664)        (11,460)
  Withdrawal due to charges for
   administrative and insurance
   costs                                 (10,799,025)       (380,100)       (253,141)     (2,560,362)
  Divisional transfers                       539,311      (2,733,498)         17,689         385,192
                                    ----------------- --------------- --------------- ---------------
Net increase in net assets
   resulting from capital
   transactions                           38,206,709         895,047       1,511,869       9,486,414
                                    ----------------- --------------- --------------- ---------------
Total increase                            51,142,505       1,015,654       1,660,478      12,208,649

NET ASSETS, at beginning
  of the year                             31,732,158       2,078,754         981,715       9,557,303
                                    ----------------- --------------- --------------- ---------------

NET ASSETS, at end
  of the year                           $ 82,874,663     $ 3,094,408     $ 2,642,193     $21,765,952
                                    ================= =============== =============== ===============

                                     Oppenheimer                     Oppenheimer    Oppenheimer
                                       Capital       Oppenheimer       Global        Strategic
                                     Appreciation      Growth        Securities        Bond
                                       Division       Division        Division       Division
                                    --------------- -------------- --------------- --------------
Increase (decrease) in net assets
Operations:
  Net investment income                  $ 412,204      $ 339,932        $ 22,841      $ 121,058
  Net realized gain
   on investments                           65,632         43,880          56,528         17,308
Change in net unrealized
  appreciation of investments            1,178,095      1,602,645       1,253,546         (8,420)
                                    --------------- -------------- --------------- --------------

Net increase in net assets
  resulting from operations              1,655,931      1,986,457       1,332,915        129,946
                                    --------------- -------------- --------------- --------------

Capital transactions: (Note 8)
  Transfer of net premium               15,089,936      8,331,016       8,331,016      1,982,971
  Transfer of surrender values            (161,819)      (127,179)       (127,179)        (4,980)
  Transfer due to death benefits            (2,315)        (1,759)         (1,759)             -
  Transfer due  to policy loans           (111,653)       (81,088)        (81,088)       (19,273)
  Transfer due to reimbursement
   (payment) of accumulation
   unit value fluctuation                   19,347         60,217          60,217            309
  Withdrawal due to charges for
   administrative and insurance
   costs                                (3,133,404)    (1,919,598)     (1,667,520)      (233,452)
  Divisional transfers                     726,006        798,005         779,628       (512,333)
                                    --------------- -------------- --------------- --------------
Net increase in net assets
   resulting from capital
   transactions                         12,426,098      8,799,608       7,293,315      1,213,242
                                    --------------- -------------- --------------- --------------
Total increase                          14,082,029     10,786,065       8,626,230      1,343,188

NET ASSETS, at beginning
  of the year                            7,095,972      4,693,457       3,990,508      1,021,475
                                    --------------- -------------- --------------- --------------

NET ASSETS, at end
  of the year                         $ 21,178,001   $ 15,479,522    $ 12,616,738    $ 2,364,663
                                    =============== ============== =============== ==============




                       See Notes to Financial Statements

MML Bay State Variable Life Separate Account I - Variable Life Select

Notes To Financial Statements

1.   HISTORY

     MML Bay State Variable Life Separate Account I ("Separate Account I") is a separate investment account established on June 9, 1982 by MML Bay State Life Insurance Company ("MML Bay State") in accordance with the provisions of Chapter 376 of the Missouri statutes. On June 30, 1997, MML Bay State redomesticated from the state of Missouri to the state of Connecticut. MML Bay State is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual").

     MML Bay State maintains three segments within Separate Account I. The initial segment ("Variable Life Segment") is used exclusively for MML Bay State's limited payment variable whole life insurance policy.

     On August 4, 1988, MML Bay State established a second segment ("Variable Life Plus Segment") within Separate Account I to be used exclusively for MML Bay State's flexible premium variable whole life insurance policy.

     On July 24, 1995, MML Bay State established a third segment ("Variable Life Select Segment") within Separate Account I to be used exclusively for MML Bay State's flexible premium variable whole life insurance policy.

     MML Bay State paid $40,000 to the Variable Life Select Segment on July 24, 1995 to provide initial capital: 7,656 shares were purchased in the two management investment companies described in Note 2 supporting the eight divisions of the Variable Life Select Segment.

     Separate Account I operates as a registered unit investment trust pursuant to the Investment Company Act of 1940.

2.   INVESTMENT OF THE VARIABLE LIFE SELECT SEGMENT'S ASSETS

     The Variable Life Select Segment maintains eight divisions. The MML Equity Division invests in shares of MML Equity Fund, the MML Money Market Division invests in shares of MML Money Market Fund, the MML Managed Bond Division invests in shares of MML Managed Bond Fund and the MML Blend Division invests in shares of MML Blend Fund. The Oppenheimer Capital Appreciation Division invests in shares of Oppenheimer Aggressive Growth Fund, the Oppenheimer Growth Division invests in shares of Oppenheimer Growth Fund, the Oppenheimer Global Securities Division invests in shares of Oppenheimer Global Securities Fund and the Oppenheimer Strategic Bond Division invests in shares of Oppenheimer Strategic Bond Fund.

     MML Equity Fund, MML Money Market Fund, MML Managed Bond Fund and MML Blend Fund are four of six separate series of the MML Series Investment Fund (the "MML Trust"). The MML Trust is a no-load, open-end, management investment company registered under the Investment Company Act of 1940. MassMutual serves as investment manager of the MML Trust. David L. Babson & Company, Inc. ("Babson") a controlled subsidiary of MassMutual, serves as the investment sub-adviser to MML Equity Fund and the Equity Sector of the MML Blend Fund.

     Oppenheimer Aggressive Growth Fund, Oppenheimer Growth Fund, Oppenheimer Global Securities Fund and Oppenheimer Strategic Bond Fund are components of the Oppenheimer Variable Account Funds (the "Oppenheimer Trust"). The Oppenheimer Trust is an open-end, diversified management investment company registered under the Investment Company Act of 1940. OppenheimerFunds, Inc. ("OFI"), a controlled subsidiary of MassMutual, serves as the investment manager.

     In addition to the eight divisions of the Variable Life Select Segment, a policyowner may also allocate funds to the Guaranteed Principal Account, which is part of MML Bay State's general account. Because of exemptive and exclusionary provisions, interests in the Guaranteed Principal Account, are not registered under the Securities Act of 1933 and the general account is not registered as an investment company under the Investment Company Act of 1940.

3.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed consistently by the Variable Life Select Segment in preparation of the financial statements in conformity with generally accepted accounting principles.

     A.   Investment Valuation

     Investments in the MML Trust and the Oppenheimer Trust are each stated at market value which is the net asset value per share of each of the respective underlying funds.

     B.   Accounting for Investments

     Investment transactions are accounted for on trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income is recorded on the ex-dividend date.

     C.   Federal Income Taxes

     MML Bay State is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. The Variable Life Select Segment is part of MML Bay State's total operation and is not taxed separately. The Variable Life Select Segment will not be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code. Under existing federal law, no taxes are payable on investment income and realized capital gains of the Variable Life Select Segment credited to the policies. Accordingly, MML Bay State does not intend to make any charge to the Variable Life Select Segment's divisions to provide for company income taxes. MML Bay State may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Variable Life Select Segment.

     D.   Policy Loan

     When a policy loan is made, the Variable Life Select Segment transfers the amount of the loan to MML Bay State, thereby decreasing both the investments and net assets of the Variable Life Select Segment by an equal amount. The interest rate charged on any loan is 6% per year or the policyowner may select an adjustable loan rate, in all jurisdictions except Arkansas, at the time of application. All loan repayments are allocated to the Guaranteed Principal Account.

     The policyowner earns interest at an annual rate determined by MML Bay State, which will not be less than 4%, on any loaned amount.

     E.   Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.   CHARGES

     MML Bay State charges the Variable Life Select Segment divisions for the mortality and expense risks it assumes. The charge is made daily at an effective annual rate of 0.55% of the value of each division's net assets.

     MML Bay State makes certain deductions from the annual premium before amounts are allocated to the Variable Life Select Segment and the Guaranteed Principal Account. The deductions are for sales charges and state premium taxes. No additional deductions are taken when money is transferred from the Guaranteed Principal Account to the Variable Life Select Segment. MML Bay State also makes certain charges for the cost of insurance and administrative costs.

5.   SALES AGREEMENTS

     MML Distributors, LLC ("MML Distributors"), a wholly-owned subsidiary of MassMutual, serves as principal underwriter of the policies pursuant to an underwriting and servicing agreement among MML Distributors, MML Bay State and Separate Account I. MML Distributors is registered with the Securities and Exchange Commission (the "SEC") as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the NASD in order to sell the policies.

     MML Investors Services, Inc. ("MMLISI") a wholly-owned subsidiary of MassMutual, serves as co-underwriter of the policies pursuant to underwriting and servicing agreements among MMLISI, MML Bay State and Separate Account I. MMLISI is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the NASD. Registered representatives of MMLISI sell the policies as authorized variable life insurance agents under applicable state insurance laws.

     Under the sales agreement among MMLISI, MML Bay State and Separate Account I, agents receive commissions and service fees from MMLISI for selling and servicing the policies. MassMutual reimburses MMLISI for such compensation and for other expenses incurred in marketing and selling the policies.

6.   PURCHASES AND SALES OF INVESTMENTS

                                           MML          MML                     Oppenheimer               Oppenheimer  Oppenheimer
                              MML         Money       Managed         MML        Capital     Oppenheimer    Global     Strategic
For The Year Ended          Equity        Market        Bond         Blend      Appreciation   Growth     Securities      Bond
December 31, 1998          Division      Division     Division      Division     Division     Division     Division     Division
-----------------        -------------- ----------- ------------- ------------- -----------  ------------ ------------ -----------
Cost of purchases         $ 59,776,631  $ 9,975,136  $ 2,614,591   $18,629,852  $ 14,803,000 $ 15,666,175 $ 11,349,705 $ 2,300,790
Proceeds from sales          3,143,197    4,783,155      738,865     1,211,078     1,093,100      613,886      723,705     582,416
Average monthly value
  of securities            111,683,799    4,509,846    3,393,334    30,113,017    28,004,131   22,746,765   18,135,625   3,052,319

7.   NET INVESTMENT RETURN

     The following table shows the net investment return for each division in the Variable Life Select Segment:

                                             MML         MML                Oppenheimer              Oppenheimer Oppenheimer
                                  MML       Money      Managed      MML       Capital    Oppenheimer    Global     Strategic
For The Years Ended              Equity     Market      Bond       Blend    Appreciation   Growth     Securities     Bond
December 31,                    Division   Division   Division   Division    Division     Division     Division    Division
------------                   ---------- ----------- ---------- ---------- ------------ ------------ ----------- ------------
   1998                            15.18%      4.41%      7.09%     12.66%       13.21%       23.38%      14.11%        2.35%
   1997                            23.55%      4.57%      9.52%     18.01%       11.64%       20.71%      16.05%        8.10%
   1996                            19.56%      4.33%      7.36%     13.81%       11.34%       21.89%      16.86%       11.35%
  *1995                             9.84%      1.81%      7.03%      8.19%       16.64%        6.83%       0.38%        7.28%

*For the Period July 24, 1995 (Commencement of Operations) Through December 31,
 1995.

The amounts shown for the period July 24, 1995 through December 31, 1995 are not annualized.

The net investment return for each division of the Variable Life Select Segment is computed using the net increase in net assets resulting from operations as compared to the average monthly net assets. The net investment return figures shown above do not reflect expenses related to insurance products. Inclusion of such expenses would reduce the net investment return figures for all periods shown.

8.   NET INCREASE (DECREASE) IN ACCUMULATION UNITS


                                                 MML        MML                  Oppenheimer              Oppenheimer   Oppenheimer
                                     MML        Money     Managed       MML        Capital    Oppenheimer    Global      Strategic
For the Year Ended                 Equity      Market      Bond        Blend    Appreciation   Growth     Securities       Bond
December 31, 1998                 Division    Division   Division    Division     Division     Division     Division     Division
-----------------               ------------ ---------- ---------- ------------ ------------ ------------ ------------ -------------
Units purchased                  39,334,075  7,652,313  1,888,332   12,447,391   11,952,979    9,066,648    8,516,183     1,943,620
Units withdrawn                 (11,552,930) (1,094,796) (597,601)  (3,325,157)  (3,586,683)  (2,275,073)  (2,315,927)     (341,133)
Units transferred between
  divisions                         409,354  (2,185,989)  (23,360)     651,511      141,356      326,026      194,275      (327,266)
                                ------------ ---------- ---------- ------------ ------------ ------------ ------------ -------------
Net increase                     28,190,499  4,371,528  1,267,371    9,773,745    8,507,652    7,117,601    6,394,531     1,275,221
Units, at beginning of the year  48,758,500  2,772,152  2,192,229   14,720,948   13,940,093    8,910,032    9,065,392     1,845,242
                                ------------ ---------- ---------- ------------ ------------ ------------ ------------ -------------
Units, at end of the year        76,948,999  7,143,680  3,459,600   24,494,693   22,447,745   16,027,633   15,459,923     3,120,463
                                ============ ========== ========== ============ ============ ============ ============ =============

                                                MML        MML                   Oppenheimer               Oppenheimer  Oppenheimer
                                    MML        Money     Managed       MML        Capital     Oppenheimer    Global      Strategic
For The Year Ended                 Equity      Market      Bond       Blend      Appreciation   Growth     Securities      Bond
December 31, 1997                 Division    Division   Division    Division     Division     Division     Division     Division
-----------------               ------------ ---------- ---------- ------------ ------------ ------------ ------------ -------------
Units purchased                  32,276,942  3,718,700  1,565,039    8,661,278   10,584,447    6,299,507    6,398,083     1,613,459
Units withdrawn                  (7,717,199)  (413,452)  (283,020)  (1,998,142)  (2,355,503)  (1,285,847)  (1,435,337)     (208,376)
Units transferred between
  divisions                         318,250 (2,481,233)    19,743      284,644      521,155      492,069      603,103      (421,667)
                                ------------ ---------- ---------- ------------ ------------ ------------ ------------ -------------
Net increase                     24,877,993    824,015  1,301,762    6,947,780    8,750,099    5,505,729    5,565,849       983,416
Units, at beginning of the year  23,880,507  1,948,137    890,467    7,773,168    5,189,994    3,404,303    3,499,543       861,826
                                ------------ ---------- ---------- ------------ ------------ ------------ ------------ -------------
Units, at end of the year        48,758,500  2,772,152  2,192,229   14,720,948   13,940,093    8,910,032    9,065,392     1,845,242
                                ============ ========== ========== ============ ============ ============ ============ =============

9.   CONSOLIDATED MML BAY STATE VARIABLE LIFE SEPARATE ACCOUNT I

     As discussed in Note 1, the financial statements only represent activity of the MML Bay State's Variable Life Select Segment. The combined net assets as of December 31, 1998 for the Separate Account I, which includes the Variable Life, Variable Life Plus and Variable Life Select Segments, are as follows:

                                            MML         MML                     Oppenheimer                Oppenheimer  Oppenheimer
                             MML           Money       Managed         MML        Capital     Oppenheimer    Global      Strategic
                            Equity        Market        Bond          Blend     Appreciation    Growth     Securities       Bond
                           Division      Division     Division      Division      Division     Division     Division     Division
                         ------------- ------------ ------------ -------------- ------------ ------------ ------------ -------------
Total assets             $361,917,058  $ 11,803,365 $ 10,337,939 $ 125,427,799  $ 38,128,891 $ 34,418,326 $ 24,447,825  $ 4,102,856
Total liabilities             728,451        65,677       28,732       231,393        15,462       74,765       28,575       10,627
                         ------------- ------------ ------------ -------------- ------------ ------------ ------------ -------------
Net assets               $361,188,607  $ 11,737,688 $ 10,309,207 $ 125,196,406  $ 38,113,429 $ 34,343,561 $ 24,419,250  $ 4,092,229
                         ============= ============ ============ ============== ============ ============ ============ =============
Net assets:
For variable life
  insurance policies     $359,305,125  $ 11,526,062 $ 10,209,725 $ 123,799,499  $ 38,104,940 $ 34,332,848 $ 24,411,353  $ 4,085,672
Retained in Variable
  Life Separate Account
  I by MML Bay State
  Life Insurance Company    1,883,482       211,626       99,482     1,396,907         8,489       10,713        7,897        6,557
                         ------------- ------------ ------------ -------------- ------------ ------------ ------------ -------------
Net assets               $361,188,607  $ 11,737,688 $ 10,309,207 $ 125,196,406  $ 38,113,429 $ 34,343,561 $ 24,419,250  $ 4,092,229
                         ============= ============ ============ ============== ============ ============ ============ =============

Report Of Independent Accountants

To the Board of Directors and Policyholders of MML Bay State Life Insurance Company

We have audited the accompanying statutory statements of financial position of MML Bay State Life Insurance Company as of December 31, 1998 and 1997, and the related statutory statements of income and changes in shareholder's equity, and of cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1, these financial statements were prepared in conformity with accounting practices prescribed or permitted by the Department of Insurance of the State of Connecticut, and prior to June 30, 1997, the Department of Insurance of the State of Missouri, which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements audited by us do not present fairly, in conformity with generally accepted accounting principles, the financial position of MML Bay State Life Insurance Company as of December 31, 1998 and 1997, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1998.

In our opinion, the financial statements audited by us present fairly, in all material respects, the financial position of MML Bay State Life Insurance Company as of December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, on the basis of accounting described in Note 1.

PricewaterhouseCoopers LLP

Springfield, Massachusetts
February 25, 1999

MML Bay State Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION
                                                                                   December 31,
                                                                        1998                           1997
                                                                       ------                         ------
                                                                                  (In Millions)
Assets:
Bonds                                                              $    28.6                       $   38.5
Policy loans                                                            24.1                           16.1
Cash and short-term investments                                         17.2                            3.5
                                                                   ---------                       --------
                                                                        69.9                           58.1
Investment and insurance amounts
 receivable                                                              1.7                            2.0
Transfer due from separate accounts                                    103.0                           75.8
Federal income tax receivable                                            4.2                              -
                                                                    --------                       --------
                                                                       178.8                          135.9
Separate account assets                                              2,031.7                        1,400.1
                                                                    --------                       --------
                                                                    $2,210.5                       $1,536.0
                                                                    ========                       ========

                 See notes to statutory financial statements.

MML Bay State Life Insurance Company


                                                                                   December 31,
                                                                      1998                              1997
                                                                      ----                              ----

                                                                       ($ In Millions Except for Par Value)
Liabilities:
Policyholders' reserves and funds                                  $   47.3                        $   36.2
Policyholders' claims and other benefits                                2.9                             1.9
Payable to parent                                                      10.8                            21.7
Federal income tax                                                                                      3.9
Other liabilities                                                       7.9                             8.1
                                                                   --------                        --------
                                                                       68.9                            71.8
Separate account liabilities                                        2,027.7                         1,396.7
                                                                   --------                        --------
                                                                    2,096.6                         1,468.5
                                                                   --------                        --------
Shareholder's equity:
Common stock, $200 par value
    25,000 shares authorized
    12,501 shares issued and outstanding                                2.5                             2.5
Paid-in capital and contributed surplus                               121.7                            71.7
Surplus                                                               (10.3)                           (6.7)
                                                                   ---------                       ---------
                                                                      113.9                            67.5
                                                                   --------                        --------
                                                                   $2,210.5                        $1,536.0
                                                                   ========                        ========

                  See notes to statutory financial statements.

MML Bay State Life Insurance Company

STATUTORY STATEMENTS OF INCOME


                                                                                 Years Ended December 31,
                                                                        1998               1997             1996
                                                                       ------             ------           ------
                                                                                      (In Millions)
Revenue:
Premium income                                                         $573.0             $606.6          $441.2
Net investment income                                                     4.9                3.9             4.2
Fees and other income                                                    78.8               61.7            42.4
                                                                       ------             ------          ------
                                                                        656.7              672.2           487.8
                                                                        -----              -----           -----
Benefits and expenses:
Policyholders' benefits and payments                                     53.0               34.3            11.0
Addition to policyholders' reserves and funds                           494.9              543.9           401.7
Operating expenses                                                       47.8               38.3            24.0
Commissions                                                              42.1               35.4            28.1
State taxes, licenses and fees                                           12.9               11.2             9.1
                                                                       ------             ------          ------
                                                                        650.7              663.1           473.9
                                                                       ------             ------          ------
Net gain from operations
 before federal income taxes                                              6.0                9.1            13.9
Federal income taxes                                                     11.9               15.9            11.8
                                                                       ------             ------          ------
Net gain (loss) from operations                                          (5.9)              (6.8)            2.1
Net realized capital loss                                                (0.2)              (0.1)           (0.1)
                                                                       ------             ------          ------
Net income (loss)                                                      $ (6.1)            $ (6.9)         $  2.0
                                                                       ======             ======          ======

                  See notes to statutory financial statements.

MML Bay State Life Insurance Company

STATUTORY STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY


                                                                              Years Ended December 31,
                                                                        1998               1997            1996
                                                                       ------             ------          ------
                                                                                      (In Millions)
Shareholder's equity, beginning of year                               $  67.5              $ 77.6         $ 50.3
                                                                      -------              ------         ------
Increases (decrease) due to:
  Net income (loss)                                                      (6.1)               (6.9)           2.0
  Capital contribution                                                   50.0                   -           25.5
  Other                                                                   2.5                (3.2)          (0.2)
                                                                      -------              ------         ------
                                                                         46.4               (10.1)          27.3
                                                                      -------              ------         ------
Shareholder's equity, end of year                                     $ 113.9              $ 67.5         $ 77.6
                                                                      ========             ======         ======


                 See notes to statutory financial statements.

MML Bay State Life Insurance Company

STATUTORY STATEMENTS OF CASH FLOWS


                                                                               Years Ended December 31,
                                                                          1998              1997             1996
                                                                         ------            ------           ------
                                                                                       (In Millions)
Operating activities:
  Net income (loss)                                                     $  (6.1)           $ (6.9)       $    2.0
  Addition to policyholders' reserves and funds,
   net of transfers to separate accounts                                   12.1              10.5             7.0
  Net realized capital loss                                                 0.2               0.1             0.1
  Change in receivable from separate accounts                             (27.2)            (25.6)          (21.2)
  Change in (payable) receivable to parent                                (10.9)             22.8            (0.2)
  Change in federal taxes (payable) receivable                             (8.1)              5.0            (1.0)
  Other changes                                                             1.8              (9.7)            1.5
                                                                        -------            ------        --------
  Net cash used in operating activities                                   (38.2)             (3.8)          (11.8)
                                                                        -------            ------        --------
Investing activities:
  Loans and purchases of investments                                      (15.5)            (20.1)          (35.9)
  Sales and maturities of investments and receipts
   from repayments of loans                                                17.4              20.4            28.7
                                                                        -------            ------        --------
     Net cash provided by (used in) investing activities                    1.9               0.3            (7.2)
                                                                        -------            ------        --------
Financing activities:
  Capital and surplus contribution                                         50.0                 -            25.5
                                                                        -------            ------        --------
  Net cash provided by financing activities                                50.0                 -            25.5
                                                                        -------            ------        --------
Increase (decrease) in cash and short-term investments                     13.7              (3.5)            6.5
Cash and short-term investments, beginning of year                          3.5               7.0             0.5
                                                                        -------            ------        --------
Cash and short-term investments, end of year                            $  17.2            $  3.5        $    7.0
                                                                        =======            ======        ========




                 See notes to statutory financial statements.

Notes To Statutory Financial Statements

   MML Bay State Life Insurance Company (the "Company") is a wholly-owned stock life subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"). The Company is primarily engaged in the sale of flexible and limited premium variable whole life insurance and variable annuities distributed through career agents and brokers. The Company is licensed to sell life insurance and annuities in the District of Columbia and 49 states (excluding New York).

1. SUMMARY OF ACCOUNTING PRACTICES

   The accompanying statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners ("NAIC") and the accounting practices prescribed or permitted by the Department of Insurance of the State of Connecticut, and prior to June 30, 1997, the Department of Insurance of the State of Missouri. On June 30, 1997, the Company redomesticated from the state of Missouri to the state of Connecticut which did not have any effect on the accounting practices being followed. These statutory financial statements are different in some respects from financial statements prepared in accordance with generally accepted accounting principles ("GAAP"). The more significant differences are as follows: (a) acquisition costs, such as commissions and other costs directly related to acquiring new business, are charged to current operations as incurred, whereas under GAAP these expenses would be capitalized and recognized over the life of the policies; (b) policy reserves are based upon statutory mortality and interest requirements without consideration of withdrawals, whereas GAAP reserves would be based upon reasonably conservative estimates of mortality, morbidity, interest and withdrawals; (c) bonds are generally carried at amortized cost whereas GAAP generally requires they be reported at fair value; (d) deferred income taxes are not provided for book-tax timing differences as would be required by GAAP; and (e) payments received for universal life products and variable annuities are reported as premium revenue, whereas under GAAP, these payments would be recorded as deposits to policyholders' account balances.

   In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles ("Codification"). Codification provides a comprehensive guide of statutory accounting principles for use by insurers in all states and is expected to become effective no later than January 1, 2001. The effect of adopting Codification shall be reported as an adjustment to surplus on the effective date. The Company is currently reviewing the impact of Codification; however, since the Department of Insurance of the State of Connecticut has not approved Codification, the ultimate impact cannot be determined at this time.

   The preparation of statutory financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, as well as disclosures of contingent assets and liabilities, at the date of the statutory financial statements. Management must also make estimates and assumptions that affect the amounts of revenues and expenses during the reporting period. Future events, including changes in the levels of mortality, morbidity, interest rates and asset valuations, could cause actual results to differ from the estimates used in these statutory financial statements.

   Certain 1997 and 1996 amounts have been reclassified to conform with the current year presentation.

   The following is a description of the Company's principal accounting policies and practices.

A. Investments

   Bonds are valued in accordance with rules established by the NAIC. Generally, bonds are valued at amortized cost.

   Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy.

   Short-term investments are stated at amortized cost, which approximates fair value.

   In compliance with regulatory requirements, the Company maintains an Asset Valuation Reserve ("AVR") and an Interest Maintenance Reserve ("IMR"). The AVR and other investment reserves stabilize surplus against declines in the value of bonds. The IMR captures after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments and amortizes these capital gains and losses into income using the grouped method over the remaining life of the investment sold or over the life of the underlying asset. Net realized after tax capital losses of $0.1 million in 1998, 1997 and 1996 were charged to the IMR. Amortization of the IMR into net investment income amounted to $0.1 million in 1998, 1997 and 1996. The IMR is included in other liabilities on the Statutory Statement of Financial Position.

   Realized capital gains and losses, less taxes, not includable in the IMR, are recognized in net income. Realized capital gains and losses are determined using the specific identification method. Unrealized capital gains and losses are included in surplus.

B. Separate Accounts

   Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and variable life insurance policyholders. Assets, consisting of holdings in an open-ended series investment fund affiliated with MassMutual, bonds, common stocks, and short-term investments, are reported at fair value. The transfer due from separate accounts represent the policyholders' account values in excess of statutory benefit reserves. Premiums, benefits and expenses of the separate accounts are reported in the Statutory Statement of Income. The Company receives compensation for providing administrative services to the separate account and for assuming mortality and expense risks in connection with the policies. The Company had $4.0 million and $3.4 million of its assets invested in the separate account as of December 31, 1998 and 1997, respectively.

   Net transfers to separate accounts of $481.2 million, $479.4 million, and $356.1 million in 1998, 1997 and 1996, respectively, are included in the addition to policyholders' reserves and funds.

C. Policyholders' Reserves

   Policyholders' reserves for life insurance contracts were developed using accepted actuarial methods computed principally on the net level premium method and the Commissioners' Reserve Valuation Method using the 1958 and 1980 Commissioners' Standard Ordinary mortality tables with assumed interest rates ranging from 3.0 to 5.5 percent. Reserves for individual annuities are based on accepted actuarial methods, principally at interest rates ranging from 5.28 to 6.0 percent.

   The Company made certain changes in the valuation of policyholders' reserves which increased surplus by $2.6 million in 1998 and decreased surplus by $3.0 million in 1997.

D. Premium and Related Expense Recognition

   Life insurance premium revenue is recognized annually on the anniversary date of the policy. Annuity premium is recognized when received. Commissions and other costs related to issuance of new policies, maintenance and settlement costs, are charged to current operations when incurred.

E. Cash and Short-Term Investments

   For purposes of the Statutory Statement of Cash Flows, the Company considers all highly liquid short-term investments purchased with a maturity of twelve months or less to be short-term investments.

2. SHAREHOLDER'S EQUITY

   The Board of Directors of MassMutual has authorized the contribution of funds to the Company sufficient to meet the capital requirements of all states in which the Company is licensed to do business. Substantially all of the statutory shareholder's equity is subject to dividend restrictions relating to various state regulations, which limit the payment of dividends to the shareholder without prior approval. Under these regulations, $6.7 million of shareholder's equity is available for distribution to the shareholder in 1999 without prior regulatory approval.

   During 1998, MassMutual contributed additional paid-in capital of $50.0 million to the Company. Additionally, in 1996, MassMutual contributed additional paid-in capital of $25.0 million to the Company and purchased an additional 2,500 shares of common stock for $0.5 million.

3. RELATED PARTY TRANSACTIONS

   MassMutual and the Company have an agreement whereby MassMutual, for a fee, furnishes the Company, as required, operating facilities, human resources, computer software development and managerial services. Also, investment and administrative services are provided to the Company pursuant to a management services agreement with MassMutual. Fees incurred under the terms of these agreements were $47.8 million, $26.8 million and $16.4 million in 1998, 1997 and 1996, respectively.

   The Company has reinsurance agreements with MassMutual in which MassMutual assumed specific plans of insurance on a yearly renewal term basis. Premium income and policy benefits and payments are stated net of reinsurance. Premium income of $4.7 million, $5.1 million and $3.8 million was ceded to MassMutual in 1998, 1997 and 1996, respectively. Policyholder benefits of $2.2 million, $5.5 million and $3.1 million were ceded to MassMutual in 1998, 1997 and 1996, respectively.

   The Company entered into a stop-loss agreement with MassMutual on January 1, 1997 under which the Company cedes claims, which, in aggregate exceed 18% of the covered volume for any year, with maximum coverage of $25.0 million above the aggregate limit. For 1998 and 1997, the aggregate limit was $37.0 million and $15.4 million, respectively and it was not exceeded in any of the years. The Company paid approximately $0.9 million and $1.0 million in premiums to MassMutual under the agreement in 1998 and 1997, respectively.

4. FEDERAL INCOME TAXES

   The provision for federal income taxes is based upon the Company's estimate of its tax liability. No deferred tax effect is recognized for temporary differences that may exist between financial reporting and taxable income. Accordingly, the reporting of miscellaneous temporary differences, such as reserves and acquisition costs, resulted in effective tax rates which differ from the statutory tax rate.

   The Company plans to file its 1998 federal income tax return on a consolidated basis with its parent, MassMutual and MassMutual's other eligible life and non-life affiliates. MassMutual and its eligible life affiliates and its non-life affiliates are subject to a written tax allocation agreement which allocates the group's tax liability for payment purposes. Generally, the agreement provides that affiliates shall be compensated for the use of their losses and credits by other affiliates.

   The Internal Revenue Service has completed examining MassMutual's consolidated income tax returns through the year 1992 and is currently examining the years 1993 and 1994. The Company believes any adjustments resulting from such examinations will not materially affect its statutory financial statements.

   Federal tax payments were $20.2 million in 1998, $10.9 million in 1997 and $12.8 million in 1996.

5.   INVESTMENTS

     The Company maintains a diversified investment portfolio. Investment policies limit concentration in an asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.

 A.  Bonds

     The carrying value and estimated fair value of bonds are as follows:


                                                                   December 31, 1998
                                                                   -----------------
                                                                   Gross             Gross            Estimated
                                               Carrying         Unrealized        Unrealized             Fair
                                                Value              Gains             Losses             Value
                                               ---------        ----------        -----------        ----------
                                                                        (In Millions)
     U. S. Treasury securities                 $ 5.6              $0.1                 $  -              $ 5.7
      and obligations of U. S.
      government corporations
      and agencies
     Mortgage-backed securities                  4.6               0.1                    -                4.7
     Corporate debt securities                  17.9               0.6                   0.1              18.4
     Utilities                                   0.5                 -                    -                0.5
                                               -----              ----                  ----             -----
      TOTAL                                    $28.6              $0.8                  $0.1             $29.3
                                               =====              ====                  ====             =====

                                                                   December 31, 1997
                                                                   -----------------
                                                                   Gross             Gross            Estimated
                                               Carrying         Unrealized        Unrealized             Fair
                                                Value              Gains             Losses             Value
                                               ---------        ----------        -----------        ----------
                                                                        (In Millions)

     U. S. Treasury securities                 $ 7.6              $0.1                $   -             $ 7.7
      and obligations of U. S.
      government corporations
      and agencies
     Mortgage-backed securities                  6.5               0.1                    -               6.6
     Corporate debt securities                  23.9               0.4                    -              24.3
     Utilities                                   0.5                 -                    -               0.5
                                               -----              ----                  ----            -----
      TOTAL                                    $38.5              $0.6                $   -             $39.1
                                               =====              ====                  ====            =====

     The carrying value and estimated fair value of bonds at December 31, 1998 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

                                                                                                       Estimated
                                                                        Carrying                         Fair
                                                                         Value                           Value
                                                                        ---------                      ---------
                                                                                     (In Millions)
           Due in one year or less                                       $ 1.8                           $ 1.8
           Due after one year through five years                          13.6                            13.9
           Due after five years through ten years                          6.4                             6.6
           Due after ten years                                             1.5                             1.5
                                                                         -----                           -----
                                                                          23.3                            23.8
           Mortgage-backed securities, including
           securities guaranteed by the
           U.S. Government                                                 5.3                             5.5
                                                                         -----                           -----
            TOTAL                                                        $28.6                           $29.3
                                                                         =====                           =====

     Proceeds from sales and maturities of investments in bonds were $17.4 million during 1998, $20.4 million during 1997 and $28.7 million during 1996. Gross capital gains of $0.1 million in 1998, 1997 and 1996 and gross capital losses of $0.1 million in 1998, 1997, and 1996 were realized on those sales, portions of which were included in the IMR. The estimated fair value of non-publicly traded bonds is determined by the Company using a pricing matrix and quoted market prices for publicly traded bonds.

 B.  Other

     Policy loans are recorded at cost as it is not practicable to determine the fair value since they do not have a stated maturity.

6.   BUSINESS RISKS AND CONTINGENCIES

     Approximately 45% and 49% of the Company's premium revenue in 1998 and 1997, respectively, was derived from three customers and approximately 52% of the Company's premium revenue in 1996 was derived from two customers.

     The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity.

     The Company is involved in litigation arising in and out of the normal course of its business. Management intends to defend these actions vigorously. While the outcome of litigation cannot be foreseen with certainty, it is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operations or liquidity.

7.   AFFILIATED COMPANIES

     The relationship of the Company, its parent and affiliated companies as of December 31, 1998 is illustrated below. Subsidiaries are wholly-owned by the parent, except as noted.

    Parent
    ------
    Massachusetts Mutual Life Insurance Company

    Subsidiaries of Massachusetts Mutual Life Insurance Company
    -----------------------------------------------------------
    CM Assurance Company
    CM Benefit Insurance Company
    C.M. Life Insurance Company
    MassMutual Holding Company
    MassMutual of Ireland, Limited
    MML Bay State Life Insurance Company
    MML Distributors, LLC
    MassMutual Mortgage Finance, LLC

         Subsidiaries of MassMutual Holding Company
         ------------------------------------------
         GR Phelps & Co., Inc.
         MassMutual Holding Trust I
         MassMutual Holding Trust II
         MassMutual Holding MSC, Inc.
         MassMutual International, Inc.
         MML Investor Services, Inc.

         Subsidiaries of MassMutual Holding Trust I
         ------------------------------------------
         Antares Capital Corporation - 99.4%
         Charter Oak Capital Management, Inc. - 80.0%
         Cornerstone Real Estate Advisors, Inc.
         DLB Acquisition Corporation - 85.8%
         Oppenheimer Acquisition Corporation - 89.36%

         Subsidiaries of MassMutual Holding Trust II
         -------------------------------------------
         CM Advantage, Inc.
         CM International, Inc.
         CM Property Management, Inc.
         HYP Management, Inc.
         MMHC Investments, Inc.
         MML Realty Management
         Urban Properties, Inc.
         MassMutual Benefits Management, Inc.

         Subsidiaries of MassMutual International, Inc.
         ----------------------------------------------
         Compensa de Seguros de Vida S.A. - 33.5%
         MassLife Seguros de Vida (Argentina) S. A.
         MassMutual International (Bermuda) Ltd.
         Mass Seguros de Vida (Chile) S. A. - 33.5%
         MassMutual International (Luxembourg) S. A.

         MassMutual Holding MSC, Inc.
         ----------------------------
         MassMutual Corporate Value Limited - 40.93%
         9048 - 5434 Quebec, Inc.
         1279342 Ontario Limited

    Affiliates of Massachusetts Mutual Life Insurance Company
    ---------------------------------------------------------
    MML Series Investment Fund
    MassMutual Institutional Funds
    Oppenheimer Value Stock Fund

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.



                              RULE 484 UNDERTAKING

The Bylaws of MML Bay State provide for indemnification of directors and officers as follows:

MML Bay State directors and officers are indemnified under its by-laws. No indemnification is provided with respect to any liability to any entity which is registered as an investment company under the Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of MML Bay State pursuant to the foregoing provisions, or otherwise, MML Bay State has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by MML Bay State of expenses incurred or paid by a director, officer or controlling person of MML Bay State in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, MML Bay State will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.



                   REPRESENTATION UNDER SECTION 26(e)(2)(A) OF

                       THE INVESTMENT COMPANY ACT OF 1940

MML Bay State Life Insurance Company hereby represents that the fees and charges deducted under the flexible premium variable whole life insurance policies described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by MML Bay State Life Insurance Company.

                   CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 4

This Post-Effective Amendment is comprised of the following documents:

        The Facing Sheet.

        The Prospectus consisting of 65 pages.

        The Undertaking to File Reports.

        The Signatures.

        Written Consents of the Following Persons:

        1.   PricewaterhouseCoopers LLP, independent accountants.

        2.   Counsel opining as to the legality of securities being registered.

        3. Opinion and consent of Craig Waddington, FSA, MAAA, opining as to actuarial matters contained in the Registration Statement.

The following Exhibits:

        99. The following Exhibits correspond to those required by Paragraph A of the instructions as to Exhibits in Form N-8B-2:

        A. 1. Resolution of Board of Directors of MML Bay State establishing the Separate Account./1/

            2.  Not applicable.

            3.  Form of Distribution Agreements:

                a.1. Form of Distribution Servicing Agreement between MML Distributors, LLC and MML Bay State./2/

                a.2. Form of Co-Underwriting Agreement between MML Investors Services, Inc. and MML Bay State./2/

                b.       Not applicable.

                c.       Not applicable.

            4.  Not applicable.

            5.  Form of Flexible Premium Variable Whole Life Insurance Policy.
                /3/

            6.  a.       Certificate of Incorporation of MML Bay State./1/

                b.       By-Laws of MML Bay State./1/

            7.  Not applicable.

            8. Participation Agreement between Oppenheimer Variable Account Funds (OVAF) and MML Bay State./4/

            9.  Not applicable.

            10. Form of Application for a Flexible Premium Variable Whole Life
                insurance policy./5/

            11. Memorandum describing MML Bay State's issuance, transfer, and redemption procedures for the Policy./6/

        B. Opinion and Consent of Counsel as to the legality of the securities being registered.

        C. No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I.

        D.  Not applicable.

        E.  Consent of PricewaterhouseCoopers LLP

        F. Opinion and consent of Craig Waddington, FSA, MAAA as to actuarial matters pertaining to the securities being registered.

        G.  1.  a.  Powers of Attorney./7/
                b. Powers of Attorney for Edward M. Kline, John Miller, Jr., and James Miller./8/
                c.  Power of Attorney for Robert J. O'Connell./9/

        27.    Not applicable.

/1/ Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement File No. 33-19605 as an exhibit filed with the Commission effective May 1, 1998on April 26, 1998.
/2/ Incorporated by reference to Post-Effective Amendment No. 1 to this Registration Statement filed with the Commission on May 1, 1996.

/3/ Incorporated by reference to Post-Effective Amendment No. 3 to this Registration Statement filed with the Commission effective May 1, 1998.
/4/ Incorporated by reference to Registration Statement File No. 333-22557 as an exhibit filed with the Commission on February 28, 1997.
/5/ Incorporated by reference to Initial Registration Statement File No. 333-49457 as an exhibit filed with the Commission on April 6, 1998.
/6/ Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement No. 33-89798 as an exhibit filed with the Commission effective May 1, 1998.
/7/ Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement No. 33-79750 as an exhibit filed with the Commission on May 1, 1998.
/8/ Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement No. 33-79750 filed on Form S-2 as an exhibit with the Commission on March 26, 1999.
/9/ Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement No. 33-76920 filed on Form N-4 with the Commission in April, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, MML Bay State Variable Life Separate Account I, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 4 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment No. 4 to Registration Statement No. 33-82060 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 22nd day of April, 1999.

MML BAY STATE VARIABLE LIFE SEPARATE ACCOUNT I

          MML BAY STATE LIFE INSURANCE COMPANY
          (Depositor)

          By:  /s/ Lawrence V. Burkett, Jr.*
               Lawrence V. Burkett, Jr., Director, President and Chief Executive Officer
               MML Bay State Life Insurance Company

/s/ Richard M. Howe        On April 22, 1999, as Attorney-in-Fact pursuant to
*Richard M. Howe           powers of attorney.

As required by the Securities Act of 1933, this Post-Effective Amendment No. 4 to Registration Statement No. 33-82060 has been signed by the following persons in the capacities and on the dates indicated.

         Signature                        Title                            Date
/s/ Lawrence V. Burkett, Jr.*     Director, President and Chief        April 22, 1999
Lawrence V. Burkett, Jr.          Executive Officer

/s/ Edward M. Kline*              Vice President and Treasurer         April 22, 1999
Edward M. Kline                   (Principal Financial Officer)

/s/ John M. Miller, Jr.*          Vice President and Comptroller       April 22, 1999
John M. Miller Jr.                (Principal Accounting Officer)

/s/ John B. Davies*               Director                             April 22, 1999
John B. Davies

/s/ Stuart H. Reese*              Director                             April 22, 1999
Stuart H. Reese.

/s/ Isadore Jermyn*               Director                             April 22, 1999
Isadore Jermyn

/s/ James Miller*                 Director                             April 22, 1999
James Miller

/s/ Robert J. O'Connell*          Director                             April 22, 1999
Robert J. O'Connell

/s/ Richard M. Howe               On April 22, 1999, as Attorney-in-Fact pursuant to
*Richard M. Howe                  powers of attorney.

                    REPRESENTATION BY REGISTRANT'S COUNSEL
                    --------------------------------------

As counsel to the Registrant, I, Richard M. Howe, have reviewed this Post-Effective Amendment No. 4 to Registration Statement No. 33-82060, and represent, pursuant to the requirement of paragraph (e) of Rule 485 under the Securities Act of 1933, that this Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of said Rule 485.



                                  /s/ Richard M. Howe
                                  -------------------
                                  Richard M. Howe
                                  Second Vice President & Assoc. General Counsel Massachusetts Mutual Life Insurance Company

                                  EXHIBIT LIST

        99.B.    Opinion and Consent of Richard M. Howe, Esq.

        99.E.    Consent of PricewaterhouseCoopers LLP

        99.F.    Opinion and Consent of Craig Waddington, FSA, MAAA